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EXHIBIT 4.14                                                      EXECUTION COPY

                            REORGANISATION AGREEMENT

                              ENTERED INTO BETWEEN

                         BEATRIX MINING VENTURES LIMITED
                        (REGISTRATION NO 1946/020743/06)
                                   ("BEATRIX")

                 DRIEFONTEIN CONSOLIDATED (PROPRIETARY) LIMITED
                        (REGISTRATION NO 1993/002956/07)
                                 ("DRIEFONTEIN")

                        KLOOF GOLD MINING COMPANY LIMITED
                        (REGISTRATION NO 1964/004462/06)
                                    ("KLOOF")

                           GFL MINING SERVICES LIMITED
                        (REGISTRATION NO 1997/019961/06)
                                    ("GFLMS")

                               GOLD FIELDS LIMITED
                        (REGISTRATION NO 1968/004880/06)
                                     ("GFL")

                                       AND

                              NEWSHELF 706 LIMITED
                        (REGISTRATION NO 2002/031431/06)
                                    ("NEWCO")

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PART A

1.   INTERPRETATION AND PRELIMINARY

     In this Agreement, clause headings appear for purposes of reference only and shall not govern, nor in any way influence, the proper interpretation of this Agreement. In this Agreement, unless the context clearly requires a different interpretation -

1.1       words importing -

1.1.1          any one gender include the other two genders;

1.1.2          the singular include the plural and vice versa; and

1.1.3 natural persons include created entities (corporate or unincorporate) and the state and vice versa;

1.2 the following words and phrases shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings -

1.2.1 "AFFILIATES" means in relation to any one of the Parties, an entity (whether incorporated or unincorporated) that controls, is controlled by or is under common control with such Party, whether directly or indirectly. For this purpose control means the direct or indirect beneficial or registered ownership of more than 50% of the voting interests in the entity concerned and/or the right or ability to appoint the majority of the board of directors of such entity and/or the right or ability to control, manage or influence, in law or in fact, the business and/or affairs of such entity;

1.2.2 "AGREEMENT" means this reorganisation agreement, together with Annexures "A", "B", "C", "D", "E", "F", "G", "H" and "I" thereto, constituting one indivisible agreement;

1.2.3 "ANCILLARY ASSETS" means collectively the Beatrix Ancillary Assets, the Driefontein Ancillary Assets, the Kloof Ancillary Assets, the GFLMS Ancillary Assets and the GFL Ancillary Assets;

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1.2.4          "BEATRIX ACCOUNTS" means the financial statements of Beatrix to be prepared in respect of the Beatrix Enterprise as at the Effective Date;

1.2.5 "BEATRIX ANCILLARY ASSETS" means collectively the St Helena Hospital Shares and the St Helena Hospital Loans;

1.2.6 "BEATRIX ASSETS" means all the assets (both corporeal and incorporeal) owned by Beatrix and used or intended to be used in or in connection with, or relating to or arising out of the Beatrix Enterprise as at the Effective Date, including, but not limited to, the assets reflected in the Beatrix Accounts, the Beatrix Mining and Mineral Rights and Land, the shares listed in Annexure "A" hereto, all slimes dams, waste rock dumps, ore resources, all underground and surface infrastructure used in or in connection with the Beatrix Enterprise, the Beatrix Enterprise's metallurgical plants and tailings disposal facilities, all vehicles, all of Beatrix's right, title and interest in and to all computer hardware and software and other technology and intellectual property of every description necessary for the conduct of the Beatrix Enterprise, all information relating to the Beatrix Enterprise in whatever format and whether recorded in writing, on any electronic medium or otherwise, all stock in trade of Beatrix relating to the Beatrix Enterprise, all spares identified and allocated exclusively to the Beatrix Enterprise, all capital items forming part of any capital development program which are attributable to the Beatrix Enterprise, any and all rights which Beatrix may have in terms of the GFTS Trust, all of Beatrix's cash on hand and bank deposits, all accounts receivable and all other assets necessary for the continuation of the Beatrix Enterprise's gold mining, ore treatment, gold extraction and other gold mining operations, but excluding the Beatrix Ancillary Assets and the Beatrix Uranium Enterprise;

1.2.7 "BEATRIX CONTRACTS" means any and all contracts entered into by Beatrix in respect of or relating to the Beatrix Enterprise as at the Effective Date;

1.2.8 "BEATRIX ENTERPRISE" means the gold mining enterprise known as the Beatrix mine, as carried on by Beatrix in and upon the Beatrix Mining and Mineral Rights and Land as at the Effective Date, as a going concern, capable of separate operation, including the Beatrix Assets, the right, title and interest in and to the Beatrix Contracts and the Beatrix Liabilities;

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1.2.9          "BEATRIX LIABILITIES" means all liabilities of Beatrix of any nature whatsoever, and howsoever arising (whether actual, contingent or prospective), relating to or arising out of the Beatrix Enterprise, including, but not limited to, the liabilities reflected in the Beatrix Accounts, whether arising during, before or after the Effective Date;

1.2.10 "BEATRIX MINING AND MINERAL RIGHTS AND LAND" means collectively the immovable property (together with those assets which are immovable and which have acceded to the relevant land), the freehold and residential properties, the surface rights permits, the real rights, the trading rights, the mineral rights and the mining leases, held or owned by Beatrix in respect of the Beatrix Enterprise, as listed in Annexure "B" hereto;

1.2.11 "BEATRIX URANIUM ENTERPRISE" means the dormant uranium mining enterprise, known as the Beisa mine, situated in and upon the Beisa mining area, held by Beisa Oryx (Proprietary) Limited in terms of a notarial mineral lease entered into with OGH, as listed in Annexure "C" hereto, including all the assets owned by Beatrix and used or intended to be used in or in connection with such uranium enterprise and all liabilities of Beatrix of any nature whatsoever, and howsoever arising, relating to or arising out of such uranium enterprise;

1.2.12 "BUSINESS DAY" means any calendar day other than a Saturday, Sunday or public holiday in the Republic of South Africa;

1.2.13 "COST CLOSE DATE" means the annual pre-determined monthly date on which costs for GFL and its Affiliates close, as set out in Annexure "D" hereto;

1.2.14 "COMPANIES ACT" means the Companies Act, Act 61 of 1973, as amended from time to time;

1.2.15 "CONDITIONS PRECEDENT" means the conditions precedent referred to in clause 3.1, read with clause 3.2;

1.2.16         "CONTIGUOUS RIGHTS" means collectively -

1.2.16.1 the mineral rights owned by GFLMS in respect of the Driefontein

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                    Enterprise, as listed in Annexure "E" hereto ("the
                    Driefontein Contiguous Rights");

1.2.16.2 the mineral rights owned by GFLMS in respect of the Kloof Enterprise, as listed in Annexure "F" hereto ("the Kloof Contiguous Rights");

1.2.17 "DRIEFONTEIN ACCOUNTS" means the financial statements of Driefontein to be prepared in respect of the Driefontein Enterprise as at the Effective Date;

1.2.18 "DRIEFONTEIN ANCILLARY ASSETS" means all of Driefontein's right, title and interest in and to the MJV Enterprise, comprising all of Driefontein's right, title and interest in and to the MJV Assets and the MJV Contracts, all as determined with reference to the MJV Agreement;

1.2.19 "DRIEFONTEIN ASSETS" means all the assets (both corporeal or incorporeal) owned by Driefontein and used or intended to be used in or in connection with, or relating to or arising out of the Driefontein Enterprise as at the Effective Date, including, but not limited to, the assets reflected in the Driefontein Accounts, the Driefontein Mining and Mineral Rights and Land, the shares listed in Annexure "A" hereto, all slimes dams, waste rock dumps, ore resources, all underground and surface infrastructure used in or in connection with the Driefontein Enterprise, the Driefontein Enterprise's metallurgical plants and tailings disposal facilities, all vehicles, all of Driefontein's right, title and interest in and to all computer hardware and software and other technology and intellectual property of every description necessary for the conduct of the Driefontein Enterprise, all information relating to the Driefontein Enterprise in whatever format and whether recorded in writing, on any electronic medium or otherwise, all stock in trade of Driefontein relating to the Driefontein Enterprise, all spares identified and allocated exclusively to the Driefontein Enterprise, all capital items forming part of any capital development program which are attributable to the Driefontein Enterprise, any and all rights which Driefontein may have in terms of the GFTS Trust, all of Driefontein's cash on hand and bank deposits, all accounts receivable and all other assets necessary for the continuation of the Driefontein Enterprise's gold mining, ore treatment, gold extraction and other gold mining operations, but excluding the Driefontein

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               Ancillary Assets;

1.2.20 "DRIEFONTEIN CONTRACTS" means any and all contracts entered into by Driefontein in respect of or relating to the Driefontein Enterprise as at the Effective Date;

1.2.21 "DRIEFONTEIN ENTERPRISE" means the gold mining enterprise known as the Driefontein mine, as carried on by Driefontein in and upon the Driefontein Mining and Mineral Rights and Land as at the Effective Date, as a going concern, capable of separate operation, including the Driefontein Assets, the right, title and interest in and to the Driefontein Contracts and the Driefontein Liabilities;

1.2.22 "DRIEFONTEIN LIABILITIES" means all liabilities of Driefontein of any nature whatsoever, and howsoever arising (whether actual, contingent or prospective), relating to or arising out of the Driefontein Enterprise, including, but not limited to, the liabilities reflected in the Driefontein Accounts, whether arising during, before or after the Effective Date, but excluding Driefontein's share of the MJV Liabilities as determined with reference to the MJV Agreement;

1.2.23 "DRIEFONTEIN MINING AND MINERAL RIGHTS AND LAND" means collectively the immovable property (together with those assets which are immovable and which have acceded to the relevant land), the freehold and residential properties, the surface rights permits, the real rights, the trading rights, the mineral rights and the mining leases, held or owned by Driefontein in respect of the Driefontein Enterprise, as listed in Annexure "G" hereto;

1.2.24 "EFFECTIVE DATE" means the date of the first Cost Close Date after the date of fulfilment of the last of the Conditions Precedent;

1.2.25 "GFL ACCOUNTS" means the financial statements of GFL to be prepared as at the Effective Date;

1.2.26         "GFL ANCILLARY ASSETS" means the OGH Shares and the OGH Loans;

1.2.27         "GFLMS ACCOUNTS" means the financial statements of GFLMS to be

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               prepared as at the Effective Date;

1.2.28         "GFLMS ANCILLARY ASSETS" means collectively -

1.2.28.1            the SA Service Division;

1.2.28.2            the Golden Produce Shares and the Golden Produce Loans; and

1.2.28.3            the Shared Services Shares and the Shared Services Loans;

1.2.29 "GFTS TRUST" means the "bewind" trust known as the GFTS Trust, created in terms of a trust instrument dated 9 September 1982;

1.2.30 "GOLDEN PRODUCE" means Golden Produce (Proprietary) Limited, Registration No 2001/026285/07;

1.2.31 "GOLDEN PRODUCE LOANS" means any claims of whatsoever nature and howsoever arising held by GFLMS against Golden Produce as at the Effective Date;

1.2.32 "GOLDEN PRODUCE SHARES" means the 500 ordinary shares with a par value of R1,00 (one Rand) each held by GFLMS in the issued share capital of Golden Produce, comprising 100% of the issued share capital of Golden Produce as at the Effective Date;

1.2.33 "INCOME TAX ACT" means the Income Tax Act, Act 58 of 1962, as amended from time to time;

1.2.34 "KLOOF ACCOUNTS" means the financial statements of Kloof to be prepared in respect of the Kloof Enterprise as at the Effective Date;

1.2.35 "KLOOF ANCILLARY ASSETS" means all of Kloof's right, title and interest in and to the MJV Enterprise, comprising all of Kloof's right, title and interest in and to the MJV Assets and the MJV Contracts, all as determined with reference to the MJV Agreement;

1.2.36 "KLOOF ASSETS" means all the assets (both corporeal or incorporeal) owned

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               by Kloof and used or intended to be used in or in connection with, or relating to or arising out of the Kloof Enterprise as at the Effective Date, including, but not limited to, the assets reflected in the Kloof Accounts, the Kloof Mining and Mineral Rights and Land, the shares listed in Annexure "A" hereto, all slimes dams, waste rock dumps, ore resources, all underground and surface infrastructure used in or in connection with the Kloof Enterprise, the Kloof Enterprise's metallurgical plants and tailings disposal facilities, all vehicles, all of Kloof's right, title and interest in and to all computer hardware and software and other technology and intellectual property of every description necessary for the conduct of the Kloof Enterprise, all information relating to the Kloof Enterprise in whatever format and whether recorded in writing, on any electronic medium or otherwise, all stock in trade of Kloof relating to the Kloof Enterprise, all spares identified and allocated exclusively to the Kloof Enterprise, all capital items forming part of any capital development program which are attributable to the Kloof Enterprise, any and all rights which Kloof may have in terms of the GFTS Trust, all of Kloof's cash on hand and bank deposits, all accounts receivable and all other assets necessary for the continuation of the Kloof Enterprise's gold mining, ore treatment, gold extraction and other gold mining operations, but excluding the Kloof Ancillary Assets;

1.2.37 "KLOOF CONTRACTS" means any and all contracts entered into by Kloof in respect of or relating to the Kloof Enterprise as at the Effective Date;

1.2.38 "KLOOF ENTERPRISE" means the gold mining enterprise known as the Kloof mine, as carried on by Kloof in and upon the Kloof Mining and Mineral Rights and Land as at the Effective Date, as a going concern, capable of separate operation, including the Kloof Assets, the right, title and interest in and to the Kloof Contracts and the Kloof Liabilities;

1.2.39 "KLOOF LIABILITIES" means all liabilities of Kloof of any nature whatsoever, and howsoever arising (whether actual, contingent or prospective), relating to or arising out of the Kloof Enterprise, including, but not limited to, the liabilities reflected in the Kloof Accounts, whether arising during, before or after the Effective Date, but excluding Kloof's share of the MJV Liabilities as determined with reference to the MJV Agreement;

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1.2.40         "KLOOF MINING AND MINERAL RIGHTS AND LAND" means collectively the immovable property (together with those assets which are immovable and which have acceded to the relevant land), the freehold and residential properties, the surface rights permits, the real rights, the trading rights, the mineral rights and the mining leases, held or owned by Kloof in respect of the Kloof Enterprise, as listed in Annexure "H" hereto;

1.2.41 "MINERALS ACT" means the Minerals Act, Act 50 of 1991, as amended from time to time;

1.2.42 "MJV" means the Medgold Joint Venture (trading as Gold Fields Health Services), which joint venture was constituted by Driefontein and Kloof in terms of the MJV Agreement, and is represented by Driefontein and Kloof for all purposes under this Agreement;

1.2.43 "MJV ACCOUNTS" means the financial statements of the MJV to be prepared in respect of the MJV Enterprise as at the Effective Date;

1.2.44 "MJV AGREEMENT" means the joint venture agreement concluded between Kloof and Driefontein dated 8 January 2000, as amended from time to time;

1.2.45 "MJV ASSETS" means all the assets (both corporeal or incorporeal) used or intended to be used in or in connection with, or relating to or arising out of the MJV Enterprise as at the Effective Date, including, but not limited to, the assets reflected in the MJV Accounts, the Leslie Williams Hospital, all dressing stations, clinics and other medical facilities located on the Driefontein Mining and Mineral Rights and Land and the Kloof Mining and Mineral Rights and Land and all equipment used in such hospital, stations, clinics and facilities, all vehicles, all of the MJV's right, title and interest in and to all computer hardware and software and other technology and intellectual property of every description necessary for the conduct of the MJV Enterprise, all information relating to the MJV Enterprise in whatever format and whether recorded in writing, on any electronic medium or otherwise, all stock in trade of the MJV relating to the MJV Enterprise, all capital items forming part of any capital development program which are attributable to the MJV Enterprise, all other assets necessary for the continuation of the MJV Enterprise's medical and health care enterprise;

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1.2.46         "MJV CONTRACTS" means any and all contracts entered into by the
               MJV in respect of or relating to the MJV Enterprise as at the Effective Date;

1.2.47 "MJV ENTERPRISE" means the medical and health care enterprise known as Gold Fields Health Services, as carried on by the MJV as at the Effective Date, as a going concern, capable of separate operation, including the MJV Assets, the right, title and interest in and to the MJV Contracts and the MJV Liabilities;

1.2.48 "MJV LIABILITIES" means all liabilities of the MJV of any nature whatsoever, and howsoever arising (whether actual, contingent or prospective), relating to or arising out of the MJV Enterprise, including, but not limited to, the liabilities reflected in the MJV Accounts, whether arising during, before or after the Effective Date;

1.2.49 "NEW ACT" means the Mineral and Petroleum Resources Development Act, Act 28 of 2002, as amended from time to time;

1.2.50         "OGH" means Oryx Gold Holdings Limited, Registration No
               1969/001900/06;

1.2.51 "OGH LOANS" means any claims of whatsoever nature and howsoever arising held by GFL against OGH as at the Effective Date;

1.2.52 "OGH SHARES" means the 244 311 285 ordinary shares of no par value each held by GFL in the issued share capital of OGH, comprising 100% of the issued share capital of OGH as at the Effective Date;

1.2.53 "PARTIES" means each of Beatrix, Kloof, Driefontein, GFLMS, GFL and Newco. "Party" shall mean Beatrix, Kloof, Driefontein, GFLMS, GFL or Newco, as the case may be;

1.2.54 "PRESCRIBED RATE" means a market-related interest rate as determined by an investment bank to be agreed between the Parties, and failing agreement between them on the identity of such investment bank within 10 (ten) Business Days from the Effective Date, then an investment bank appointed by the Chief Executive for the time being of the South African Institute of Chartered Accountants, acting as an expert and not as an arbitrator and

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               whose determination shall be final and binding on the Parties;

1.2.55 "REGISTRABLE ASSETS" means those assets forming part of the Beatrix Assets, the Driefontein Assets, the Kloof Assets, the Contiguous Rights or the Ancillary Assets, the ownership of which or rights to which are registered or are capable of registration in any deeds office or mining title office;

1.2.56 "SA SERVICE DIVISION" means the divisions of GFLMS, as set out in Annexure "I" hereto, that exclusively and directly relate and provide services to the Beatrix Enterprise, the Driefontein Enterprise and the Kloof Enterprise together with assets and business operations which are integral to these enterprises, which divisions are carried on by GFLMS as at the Effective Date, as a going concern, capable of separate operation, including the SA Service Division Assets and the SA Service Division Liabilities;

1.2.57 "SA SERVICE DIVISION ASSETS" means all the assets (both corporeal or incorporeal) used or intended to be used in or in connection with, or relating to or arising out of the SA Service Division as at the Effective Date;

1.2.58 "SA SERVICE DIVISION EMPLOYEES" means all employees of GFLMS who are employed exclusively and directly in respect of the SA Service Division, including MJ Prinsloo and BA Kluckow, but specifically excluding MJ Adan;

1.2.59 "SA SERVICE DIVISION LIABILITIES" means all liabilities of GFLMS of any nature whatsoever, and howsoever arising (whether actual, contingent or prospective), relating to or arising out of the SA Service Division, whether arising during, before or after the Effective Date;

1.2.60 "SECURITY" means Gold Fields Security Limited, Registration No 1969/010157/06;

1.2.61 "SECURITY LOANS" means any claims of whatsoever nature and howsoever arising held by GFL against Security as at the Effective Date;

1.2.62 "SECURITY SHARES" means the 30 000 ordinary shares with a par value of R1,00 (one Rand) each held by GFL in the issued share capital of Security, comprising 100% of the issued share capital of Security as at the Effective

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               Date;

1.2.63 "SHARED SERVICES" means Gold Fields Shared Services (Proprietary) Limited, Registration No 2002/020775/07;

1.2.64 "SHARED SERVICES LOANS" means any claims of whatsoever nature and howsoever arising held by GFLMS against Shared Services as at the Effective Date;

1.2.65 "SHARED SERVICES SHARES" means the 1 000 ordinary shares with a par value of R1,00 (one Rand) each held by GFLMS in the issued share capital of Shared Services, comprising 100% of the issued share capital of Shared Services as at the Effective Date;

1.2.66 "ST HELENA HOSPITAL" means St Helena Hospital (Proprietary) Limited, Registration No 1993/002954/07;

1.2.67 "ST HELENA HOSPITAL LOANS" means any claims of whatsoever nature and howsoever arising held by Beatrix against St Helena Hospital as at the Effective Date;

1.2.68 "ST HELENA HOSPITAL SHARES" means the 1 000 ordinary shares with a par value of R1,00 (one Rand) each held by Beatrix in the issued share capital of St Helena Hospital, comprising 100% of the issued share capital of St Helena Hospital as at the Effective Date;

1.2.69 "VAT ACT" means the Value Added Tax Act, Act 89 of 1991, as amended from time to time;

1.3 any reference in this Agreement to "date of signature hereof" shall be read as meaning a reference to the date of signature of this Agreement by the Party signing last in time;

1.4 any reference to an enactment is to that enactment as at the date of signature hereof and as amended or re-enacted from time to time;

1.5 if any provision in a definition is a substantive provision conferring rights or imposing

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          obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the Agreement;

1.6 when any number of days is prescribed in this Agreement, same shall be reckoned exclusively of the first and inclusively of the last day;

1.7 where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail;

1.8 expressions defined in this Agreement shall bear the same meanings in the Annexures to this Agreement, which do not themselves contain their own definitions;

1.9 where any term is defined within the context of any particular clause in this Agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this Agreement, notwithstanding that the term has not been defined in this interpretation clause;

1.10 the eiusdem generis rule shall not apply and whenever a term is followed by the word "including" which is then followed by specific examples, such examples shall not be construed so as to limit the meaning of that term;

1.11 the expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

2.   INTRODUCTION

2.1       It is recorded that on the date of signature hereof -

2.1.1          Newco is a wholly owned subsidiary of GFL;

2.1.2 Newco is a dormant shelf company having no significant assets or liabilities.

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2.2       The Parties wish to record the terms and conditions subject to which -

2.2.1 GFL will dispose of the Security Shares and the Security Loans to Newco;

2.2.2 Beatrix will dispose of the Beatrix Enterprise to Newco as a going concern;

2.2.3 Driefontein will dispose of the Driefontein Enterprise to Newco as a going concern;

2.2.4 Kloof will dispose of the Kloof Enterprise to Newco as a going concern;

2.2.5          GFLMS will dispose of the Contiguous Rights to Newco;

2.2.6 Beatrix, Driefontein, Kloof, and GFLMS will each dispose of the Ancillary Assets to Newco;

2.2.7          GFL will dispose of the GFL Ancillary Assets to Beatrix;

          with effect from the Effective Date in terms of Sections 43 and 45 of the Income Tax Act and Section 11(1)(e) of the VAT Act.

3.   CONDITIONS PRECEDENT

3.1 Parts B, C, D, E, F and G of this Agreement are subject to the fulfilment of either (i) the conditions precedent referred to in this clause 3.1 or, (ii) if the New Act becomes effective prior to each of the conditions precedent in sub-clauses 3.1.2 to 3.1.6 (inclusive) having been fulfilled in accordance with the provisions thereof, the conditions precedent referred to in sub-clauses 3.1.1, 3.1.7, 3.1.8, 3.1.9, 3.1.10 and the provisions of clause 3.2 -

3.1.1 the approval, to the extent required, of the transactions contemplated in this Agreement in terms of the Competition Act, Act 89 of 1998;

3.1.2          the Minister of Minerals and Energy consenting to -

3.1.2.1 the cession by each of Beatrix, Driefontein and Kloof of their mining leases to Newco, upon terms and conditions that are consistent with

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                    the provisions of this Agreement;

3.1.2.2 the granting by each of Beatrix, Driefontein and Kloof, as holders of the mining leases referred to in sub-clause 3.1.2.1, of a consent in terms of section 9(1)(b) of the Minerals Act (as read with section 47(1)(e) of the Minerals
                    Act) to Newco to obtain the mining authorisation referred to in sub-clause 3.1.5;

3.1.3 Newco submitting a written acceptance, in a format and on terms acceptable to each of Beatrix, Driefontein and Kloof, of all the outstanding mining rehabilitation obligations of Beatrix, Driefontein and Kloof in respect of the Beatrix Enterprise, the Driefontein Enterprise and the Kloof Enterprise to the relevant
               Director: Mineral Development - Department of Minerals and
               Energy;

3.1.4 Newco submitting to the relevant Director: Mineral Development - Department of Minerals and Energy, a written undertaking, acceptable to each of Beatrix, Driefontein and Kloof, to contribute towards the Gold Fields Environmental Trust Fund, which trust fund has been established in accordance with the relevant provisions of the Income Tax Act, in an amount to be agreed for the eventual closing of each of the Beatrix Enterprise, the Driefontein Enterprise and the Kloof Enterprise;

3.1.5 the granting by the relevant Director: Mineral Development of mining authorisations (or temporary authorisations to mine) in terms of the Minerals Act to Newco in respect of the Beatrix Enterprise, the Driefontein Enterprise and the Kloof Enterprise (provided that such authorisations are recognised as old order mining rights in terms of the New Act) on the basis that the existing, approved environmental management programmes in respect of the Beatrix Enterprise, the Driefontein Enterprise and the Kloof Enterprise would be adopted by Newco;

3.1.6          the obtaining by Newco of a letter from the relevant Director:
               Mineral Development, that the conditions referred to in sub-clauses 3.1.2 to 3.1.5 have been accepted or granted, as the case may be;

3.1.7 the obtaining by or transfer to Newco, to the extent required, of the necessary licenses, authorisations and/or permissions -

3.1.7.1             in terms of the National Nuclear Regulator Act, Act 47 of
                    1999;

3.1.7.2             in terms of the National Water Act, Act 36 of 1998; and

3.1.7.3 in terms of the Atmospheric Pollution Prevention Act, Act 45 of 1965;

               in respect of each of the Beatrix Enterprise, the Driefontein Enterprise and the Kloof Enterprise;

3.1.8 the obtaining of confirmation from the South African Revenue Service that the disposals and distributions contemplated in this Agreement fall within the ambit of Sections 43 and 45 of the Income Tax Act and Section 11(1)(e) of the VAT Act;

3.1.9 consents being obtained from third parties in respect of any of the transfers contemplated in this Agreement, including, but not limited to, the cession of rights and the delegation of obligations by each of Beatrix, Driefontein and Kloof under any material contracts included in the Beatrix Contracts, the Driefontein Contracts, the Kloof Contracts and the MJV Contracts to Newco as well as consents and waivers being obtained from third party lenders in respect of loan note and revolving facility agreements and credit facility agreements entered into by GFL and its Affiliates; and

3.1.10 the obtaining of board approval and shareholder approval, to the extent required, by the respective Parties to implement this Agreement in accordance with its terms.

3.2 If it comes to the knowledge of the Parties that the New Act will come into effect prior to each of the Conditions Precedent in sub-clauses
          3.1.2 to 3.1.5 (inclusive) having been fulfilled in accordance with the provisions thereof, then each of Beatrix, Driefontein and Kloof shall -

3.2.1          prior to the New Act becoming effective, withdraw -

3.2.1.1 the applications for the Ministerial consent and the granting of the mining authorisations referred to in sub-clauses 3.1.2 and 3.1.5 respectively; and

3.2.1.2 the submissions referred to in sub-clauses 3.1.3 and 3.1.4 respectively;

3.2.2          forthwith upon the New Act becoming effective -

3.2.2.1             simultaneously apply for -

3.2.2.1.1 the conversion of its old order mining rights to mining rights in terms of the New Act; and

3.2.2.1.2 Ministerial consent to transfer such converted mining rights to Newco;

3.2.2.2 upon receipt of the required Ministerial consent, transfer the converted mining rights to Newco;

               subject to and in accordance with the provisions of the New Act.

3.3 Immediately upon the fulfilment of the Condition Precedent referred to in sub-clause 3.1.2.2, each of Beatrix, Driefontein and Kloof undertakes to furnish a consent in terms of section 9(1)(b) of the Minerals Act (as read with section 47(1)(e) of the Minerals Act) to Newco to enable Newco to obtain the mining authorisations referred to in sub-clause 3.1.5.

3.4 The Parties shall use their respective reasonable commercial endeavours to procure the fulfilment of the Conditions Precedent.

PART B

4.   GOLD FIELDS SECURITY

4.1       SALE AND CESSION

          As one indivisible transaction -

4.1.1 GFL hereby sells to Newco, which hereby purchases from GFL, the Security Shares; and

4.1.2 GFL hereby cedes to Newco, which hereby accepts such cession from GFL, all of its right, title and interest in and to the Security Loans;

          with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

4.2       CONSIDERATION AND SETTLEMENT

4.2.1 The consideration payable by Newco to GFL in respect of the Security Shares and the Security Loans shall be an amount equal to the book value of the Security Shares and the Security Loans as reflected in the GFL Accounts ("the Security Consideration"). The Security Consideration shall be allocated as follows -

4.2.1.1 in respect of the Security Loans, an amount equal to the face value thereof as reflected in the GFL Accounts; and

4.2.1.2 in respect of the Security Shares, an amount equal to the balance of the Security Consideration.

4.2.2 The Security Consideration shall be settled on the Effective Date by way of Newco issuing new Newco ordinary shares to the value of the Security Consideration to GFL.

4.2.3 GFL shall procure the preparation of the GFL Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the

               Effective Date.

4.3       CLOSING

4.3.1 On the Effective Date, GFL shall deliver to Newco, against compliance by Newco of its obligations in terms of clause 4.2, the share certificates in respect of the Security Shares together with transfer forms in respect thereof duly completed and signed by GFL in accordance with the articles of association of Security, but blank as to transferee.

4.3.2 Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Security Shares and the Security Loans shall pass to Newco with effect from the Effective Date.

4.4       REPRESENTATIONS AND WARRANTIES

          GFL represents and warrants that as at the date of signature hereof, the Security Shares and the Security Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFL shall be deemed to have repeated each such representation and warranty as at the Effective Date.

4.5       INDEMNITY

          Newco shall, with effect from the Effective Date, indemnify and hold GFL and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFL or any of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Security before or after the Effective Date.

PART C

5.   THE BEATRIX ENTERPRISE

5.1       SALE AND PURCHASE

5.1.1 Beatrix hereby sells to Newco, which hereby purchases from Beatrix, the Beatrix Enterprise as a going concern with effect from the Effective Date.

5.1.2 Notwithstanding the date of signature hereof, but subject to the provisions of clauses 5.5 and 5.7 and the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Beatrix Enterprise shall pass to Newco with effect from the Effective Date.

5.2       BEATRIX PURCHASE CONSIDERATION

          The purchase consideration payable by Newco to Beatrix in respect of the Beatrix Enterprise ("the Beatrix Purchase Consideration") shall be an amount equal to the book value of the Beatrix Assets (as reflected in the Beatrix Accounts) less the book value of the Beatrix Liabilities (as reflected in the Beatrix Accounts). GFL and Beatrix shall procure the preparation of the Beatrix Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

5.3       SETTLEMENT OF THE BEATRIX PURCHASE CONSIDERATION

          The Beatrix Purchase Consideration shall be settled on the Effective Date by means of crediting a special Beatrix loan account against Newco in the name of Beatrix in the books of Newco in an amount equal to the Beatrix Purchase Consideration, which loan account shall be subject to the following terms and conditions -

5.3.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

5.3.2 the interest shall, unless otherwise agreed between Newco and Beatrix, be calculated and payable 6 (six) monthly in arrears;

5.3.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between Beatrix and Newco) written notice by either Beatrix or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

5.3.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

5.3.3.2             Newco making a compromise offer in general to its creditors.

5.4       BEATRIX LIABILITIES

5.4.1 Newco shall, with effect from the Effective Date, assume responsibility and liability for the due and proper discharge of the Beatrix Liabilities and, accordingly, Newco hereby indemnifies and holds Beatrix harmless from and against any and all claims, loss, damage or expenses of whatsoever nature or howsoever arising which Beatrix may suffer or incur in respect of the Beatrix Liabilities, irrespective of whether such liabilities were reflected in the Beatrix Accounts or not.

5.4.2 In respect of the Beatrix Enterprise and in respect of all of the properties which are the subject of the Beatrix Mining and Mineral Rights and Land, Newco shall, with effect from the Effective Date and notwithstanding the date on which the liability arose or arises, be responsible and liable for, and for the costs of, restoration, anti-pollution measures, making safe, rehabilitation, compliance with the terms of any rehabilitation plans and/or programmes approved by the Principal Inspector and/or Director : Mineral Development, both of the Department of Minerals and Energy, anti-flooding measures, the obtaining of a closure/clearance certificate in terms of Regulation 2.11 and
               Section 12 of the Minerals Act; and generally, compliance with all regulations made in terms of or in force in terms of the Minerals Act, the Water Act, the Atmospheric Pollution Prevention Act, or any other applicable legislation or regulation which may be in force now or in the future, all as amended or substituted from time to time, and with all lawful directives of state officials in terms thereof.

5.4.3 Newco hereby indemnifies and holds Beatrix harmless from and against (and in respect of itself, waives) any claim for injury, death, loss, damage, pollution, rehabilitation, restoration, flooding, anti-flooding measures or de-watering, or costs relating to any of the foregoing, in any respect whatsoever which any third party or Newco itself might make against Beatrix arising directly, indirectly or consequentially (on a sine qua non test) out of any act or omission relating to the activities of Newco (or any previous activities of Beatrix) in respect of the Beatrix Enterprise (including any of the activities referred to in clause 5.4.2) and undertakes to make good any such claims which Beatrix might itself have against Newco, on demand.

5.4.4 Newco shall be obliged, after the Effective Date, to continue to manage, monitor and control the water seepage quality in respect of all the areas which are the subject of the Beatrix Mining and Mineral Rights and Land and Beatrix shall have the right to request details of Newco's management plans and actions in regard to any water leakage, including the right to request the results of all water quality tests. Newco undertakes to comply with any such request promptly upon receipt thereof.

5.4.5 Newco shall assume all liability and responsibility for all existing and past prospecting and/or mining operations conducted by Beatrix on the Beatrix Mining and Mineral Rights and Land and hence the obligations, indemnity, waiver and undertaking in clauses 5.4.2 and 5.4.3 shall, mutatis mutandis, apply to all such prior activities.

5.4.6 The provisions of this clause 5.4 shall enure to the benefit of Beatrix, its successors-in-title and assigns thereto, and shall be binding on Newco, and shall accordingly not be merely personal to Beatrix and to Newco but shall remain binding on successors-in-title and permitted assigns notwithstanding any cession and assignment hereof.

5.4.7 It is recorded that Beatrix has contributed funds to the Gold Fields Environmental Trust Fund ("the Fund") for the rehabilitation of the Beatrix Enterprise. The amounts contributed by Beatrix to the Fund shall continue to be held and administered by the Fund, in accordance with its rules, for the benefit of the Beatrix Enterprise. Beatrix and Newco shall procure that, with effect from the Effective Date, all amounts standing to the credit of Beatrix in respect of the Beatrix Enterprise in the Fund, shall stand to the credit of Newco in respect of the Beatrix Enterprise. Should Beatrix receive any amount from the Fund after the Effective Date, Beatrix shall pay such amount to Newco. With effect from the Effective Date, Beatrix shall only act in respect of the Fund in accordance with the instructions of Newco.

5.5       DELIVERY

5.5.1 Beatrix shall, forthwith after the Effective Date, and against the crediting of the loan account referred to in clause 5.3, procure the drafting, notarial execution and registration of notarial deeds of cession of mining and mineral rights and deeds of transfer in respect of the Registrable Assets of Beatrix in a format and containing terms acceptable to Newco. Such notarial deeds of cession shall be bilateral and shall include all terms, conditions, provisions and ancillary rights and obligations mentioned or referred to in the present titles and applicable to the rights being ceded or transferred. Newco undertakes to do all such acts and sign all such documents as may be necessary or incidental to complete, execute and register such documents.

5.5.2 The drafting, execution and registration of the notarial deeds of cession and of the deeds of transfer referred to in clause 5.5.1 shall be attended to by the notaries public and conveyancers of Beatrix. Newco shall pay all costs relating to the transfer of the Registrable Assets of Beatrix into the name of Newco.

5.5.3          On the Effective Date -

5.5.3.1 Beatrix shall deliver the books and records of the Beatrix Enterprise then in its possession to Newco, PROVIDED THAT Beatrix and its authorised representatives shall be entitled to have access to and make copies of such books and records to the extent reasonably and necessarily required by Beatrix, inter alia, to enable it to prepare its annual financial statements;

5.5.3.2 the delivery of all of the Beatrix Assets that are capable of physical delivery shall be deemed to have taken place by Beatrix constructively delivering them to Newco;

5.5.3.3 the delivery of all tailings forming part of the Beatrix Assets shall be deemed to be delivered by way of traditio longa manu;

5.5.3.4 Beatrix shall be deemed to have ceded to Newco, which shall be deemed to have accepted, all the Beatrix Assets which are not capable of physical delivery or delivery by registration;

5.5.3.5 Beatrix shall deliver to Newco such documents, duly completed, as may be necessary to cede and assign to Newco all of its rights and obligations to the Beatrix Contracts and to vest ownership in and to the Beatrix Assets not otherwise dealt with in this clause 5.5.

5.5.4 Should it not be possible for Beatrix to transfer any or all of its Registrable Assets ("the Beatrix Affected Assets") to Newco, in accordance with the provisions of this clause 5.5, as a result of the New Act or any other applicable legislation becoming effective after the date of signature hereof, the Beatrix Affected Assets will be excluded from the ambit of this Agreement without prejudice to the remaining scope, provisions and intent.

5.6       THE BEATRIX CONTRACTS

5.6.1 Beatrix hereby cedes and assigns all of its right, title and interest and delegates all of its obligations in, to and under the Beatrix Contracts to Newco, which accepts such cession and assumes such obligations with effect from the Effective Date.

5.6.2 Newco will ensure that all of the Beatrix Contracts will be fully complied with by Newco at its cost.

5.6.3 Newco hereby indemnifies and holds Beatrix harmless from and against all and any claims, losses, damage or expenses of whatsoever nature and howsoever arising under any of the Beatrix Contracts which Beatrix may suffer or incur as a result of any act or omission of Newco in respect of such Beatrix Contract.

5.6.4 Beatrix undertakes to use reasonable commercial endeavours to procure the consent of all third parties (to the extent such consents are required) to the

               Beatrix Contracts to the cession and assignment of such Beatrix Contracts to Newco, with effect from the Effective Date.

5.6.5 Should any such third party fail or refuse to give its consent as aforesaid where such consent is a requirement for such cession and assignment, Beatrix will continue to exercise the rights and fulfil the obligations under such Beatrix Contract as trustee for the benefit of Newco and in accordance with Newco's instructions on the basis that Newco hereby indemnifies Beatrix and holds it harmless from and against all and any claims, losses, damages or expenses of whatsoever nature and howsoever arising which Beatrix may suffer or incur as a consequence.

5.6.6 Should it not be possible for the Parties to implement the provisions of clause 5.6.5 for any reason, the Parties shall forthwith meet and in good faith endeavour to agree an alternative solution which will achieve the same or substantially the same result.

5.7       IMPLEMENTATION

5.7.1          With effect from the Effective Date -

5.7.1.1 Newco shall be entitled to exercise all common law and statutory rights in respect of, flowing from or attaching to the Beatrix Enterprise;

5.7.1.2 liability for compliance with all obligations and for payment of all monies in terms of or in respect of the conduct of the Beatrix Enterprise, including, but not limited to, rates, taxes, levies, imposts and monies in terms of applicable legislation, shall pass to Newco and Newco hereby undertakes forthwith on written demand by Beatrix to refund to Beatrix all such monies disbursed by Beatrix after the Effective Date or in respect of any period after the Effective Date;

5.7.1.3 ownership and possession of the Beatrix Enterprise, other than in respect of the Registrable Assets of Beatrix, shall pass to Newco;

5.7.1.4 risk in and to and the benefit of the Beatrix Enterprise shall pass to

                    Newco;

5.7.1.5             Newco shall assume all liability for the Beatrix
                    Liabilities.

5.7.2 Ownership in and to the Registrable Assets of Beatrix shall pass to Newco on registration of the necessary transfer documents in the appropriate deeds registry into the name of Newco.

5.8       EMPLOYEES

5.8.1 Newco undertakes, having regard to the provisions of Section 197(2) of the Labour Relations Act, Act 66 of 1995, to employ, with effect from the Effective Date and upon terms and conditions of employment which are the same as those enjoyed by such employees with Beatrix as at the Effective Date, those of the Beatrix employees who are employed in the conduct of the Beatrix Enterprise as at the Effective Date. In this regard, Newco assumes responsibility for all liabilities arising out of the employment by Beatrix, prior to the Effective Date, of such employees as well as of previous employees of Beatrix who were, during the course of their employment by Beatrix, engaged in the conduct of the Beatrix Enterprise (collectively "Affected Employees").

5.8.2 The liability for payment of all amounts of any nature whatsoever in respect of benefits due to the Affected Employees for past employment benefits, accumulated leave and the like shall be assumed by Newco with effect from the Effective Date.

5.8.3 Newco indemnifies and holds Beatrix harmless from and against all claims of whatsoever nature made against Beatrix and costs incurred by Beatrix in respect of any liability referred to in this clause 5.8 in respect of the Affected Employees, including all costs which may be awarded against Beatrix in respect of any such demand, claim, action or other legal proceedings. Payment to Beatrix by Newco shall be on demand.

5.8.4 Beatrix shall notify Newco of any claim which may be made against Beatrix in respect of any of the matters referred to in clause
               5.8.3 within a reasonable time of Beatrix becoming aware thereof, to enable Newco to take steps to contest such claim.

5.8.5 Newco shall be entitled to contest the claim concerned in the name of Beatrix and shall be entitled to control the proceedings in regard thereto, PROVIDED THAT Newco's indemnity in favour of Beatrix as set out in clause 5.8.3 remains of full force and effect.

5.8.6 It is recorded that the Beatrix employees derive their retirement and medical benefits from their individual membership of various retirement funds and medical schemes, and as membership of such funds and schemes shall continue on the same terms and conditions, it is not necessary for Beatrix to provide for the transfer of any employees to any other fund or scheme. To the extent necessary, Newco indemnifies and holds Beatrix harmless from and against any and all claims made by any Affected Employee in respect of retirement and medical benefits.

5.8.7 It is recorded that Beatrix's net liability in respect of accrued annual leave, accrued holiday leave allowances, long service awards, accumulated bonus pay and all other payments that have accrued to the Affected Employees but have not been paid to such Affected Employees, will be provided for and reflected in the Beatrix Accounts.

5.8.8          With effect from the Effective Date, Newco shall -

5.8.8.1 assume liability to the Affected Employees in respect of the liabilities referred to in clause 5.8.7;

5.8.8.2 be liable for the payment of all severance costs (inclusive of notice pay) incurred in respect of retrenchments carried out prior to or after the Effective Date in relation to any Affected Employee;

5.8.8.3 assume liability in respect of all employee related liabilities in respect of the dismissal of an Affected Employee or the commission of an unfair labour practice or act of unfair discrimination, the cause of action of which arises prior to or after the Effective Date.

5.8.9 Newco hereby indemnifies Beatrix and holds it harmless from and against any and all claims, losses, damages or expenses of whatsoever nature and howsoever arising which Beatrix may suffer or incur as a result of the liabilities referred to in clause 5.8.8.

5.9       SALE VOETSTOOTS

          Subject to clause 5.11, the sale of the Beatrix Enterprise pursuant to this Agreement is and shall be voetstoots and subject to all rights, obligations, terms and conditions applicable thereto and to existing conditions of title (whether registered or not).

5.10      INSOLVENCY ACT ADVERTISEMENT

          The Parties agree that the sale of the Beatrix Enterprise pursuant to this Agreement shall not be published as contemplated in Section 34 of the Insolvency Act, 1936.

5.11      REPRESENTATIONS AND WARRANTIES

          Beatrix represents and warrants that as at the date of signature hereof -

5.11.1         the Beatrix Enterprise is beneficially owned by it;

5.11.2         it is entitled and able to dispose of the Beatrix Enterprise; and

5.11.3 no third party has any existing or future right (including any option or right of first refusal) to acquire the Beatrix Enterprise.

          Beatrix shall be deemed to have repeated each such representation and warranty as at the Effective Date.

PART D

6.   THE DRIEFONTEIN ENTERPRISE

6.1       SALE AND PURCHASE

6.1.1 Driefontein hereby sells to Newco, which hereby purchases from Driefontein, the Driefontein Enterprise as a going concern with effect from the Effective Date.

6.1.2 Notwithstanding the date of signature hereof, but subject to the provisions of clauses 6.5 and 6.7 and the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Driefontein Enterprise shall pass to Newco with effect from the Effective Date.

6.2       DRIEFONTEIN PURCHASE CONSIDERATION

          The purchase consideration payable by Newco to Driefontein in respect of the Driefontein Enterprise ("the Driefontein Purchase Consideration") shall be an amount equal to the book value of the Driefontein Assets (as reflected in the Driefontein Accounts) less the book value of the Driefontein Liabilities (as reflected in the Driefontein Accounts). GFL and Driefontein shall procure the preparation of the Driefontein Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

6.3       SETTLEMENT OF THE DRIEFONTEIN PURCHASE CONSIDERATION

          The Driefontein Purchase Consideration shall be settled on the Effective Date by means of crediting a special Driefontein loan account against Newco in the name of Driefontein in the books of Newco in an amount equal to the Driefontein Purchase Consideration, which loan account shall be subject to the following terms and conditions -

6.3.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

6.3.2 the interest shall, unless otherwise agreed between Newco and Driefontein, be calculated and payable 6 (six) monthly in arrears;

6.3.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between Driefontein and Newco) written notice by either Driefontein or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

6.3.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

6.3.3.2             Newco making a compromise offer in general to its creditors.

6.4       DRIEFONTEIN LIABILITIES

6.4.1 Newco shall, with effect from the Effective Date, assume responsibility and liability for the due and proper discharge of the Driefontein Liabilities and, accordingly, Newco hereby indemnifies and holds Driefontein harmless from and against any and all claims, loss, damage or expenses of whatsoever nature or howsoever arising which Driefontein may suffer or incur in respect of the Driefontein Liabilities, irrespective of whether such liabilities were reflected in the Driefontein Accounts or not.

6.4.2 In respect of the Driefontein Enterprise and in respect of all of the properties which are the subject of the Driefontein Mining and Mineral Rights and Land, Newco shall, with effect from the Effective Date and notwithstanding the date on which the liability arose or arises, be responsible and liable for, and for the costs of, restoration, anti-pollution measures, making safe, rehabilitation, compliance with the terms of any rehabilitation plans and/or programmes approved by the Principal Inspector and/or Director : Mineral Development, both of the Department of Minerals and Energy, anti-flooding measures, the obtaining of a closure/clearance certificate in terms of Regulation 2.11 and
               Section 12 of the Minerals Act; and generally, compliance with all regulations made in terms of or in force in terms of the Minerals Act, the Water Act, the Atmospheric Pollution Prevention Act, or any other applicable legislation or regulation which may be in force now or in the future, all as amended or substituted from time to time, and with all lawful directives of state officials in terms thereof.

6.4.3 Newco hereby indemnifies and holds Driefontein harmless from and against (and in respect of itself, waives) any claim for injury, death, loss, damage, pollution, rehabilitation, restoration, flooding, anti-flooding measures or de-watering, or costs relating to any of the foregoing, in any respect whatsoever which any third party or Newco itself might make against Driefontein arising directly, indirectly or consequentially (on a sine qua non test) out of any act or omission relating to the activities of Newco (or any previous activities of Driefontein) in respect of the Driefontein Enterprise (including any of the activities referred to in clause 6.4.2) and undertakes to make good any such claims which Driefontein might itself have against Newco, on demand.

6.4.4 Newco shall be obliged, after the Effective Date, to continue to manage, monitor and control the water seepage quality in respect of all the areas which are the subject of the Driefontein Mining and Mineral Rights and Land and Driefontein shall have the right to request details of Newco's management plans and actions in regard to any water leakage, including the right to request the results of all water quality tests. Newco undertakes to comply with any such request promptly upon receipt thereof.

6.4.5 Newco shall assume all liability and responsibility for all existing and past prospecting and/or mining operations conducted by Driefontein on the Driefontein Mining and Mineral Rights and Land and hence the obligations, indemnity, waiver and undertaking in clauses 6.4.2 and 6.4.3 shall, mutatis mutandis, apply to all such prior activities.

6.4.6 The provisions of this clause 6.4 shall enure to the benefit of Driefontein, its successors-in-title and assigns thereto, and shall be binding on Newco, and shall accordingly not be merely personal to Driefontein and to Newco but shall remain binding on successors-in-title and permitted assigns notwithstanding any cession and assignment hereof.

6.4.7 It is recorded that Driefontein has contributed funds to the Gold Fields Environmental Trust Fund ("the Fund") for the rehabilitation of the

               Driefontein Enterprise. The amounts contributed by Driefontein to the Fund shall continue to be held and administered by the Fund, in accordance with its rules, for the benefit of the Driefontein Enterprise. Driefontein and Newco shall procure that, with effect from the Effective Date, all amounts standing to the credit of Driefontein in respect of the Driefontein Enterprise in the Fund, shall stand to the credit of Newco in respect of the Driefontein Enterprise. Should Driefontein receive any amount from the Fund after the Effective Date, Driefontein shall pay such amount to Newco. With effect from the Effective Date, Driefontein shall only act in respect of the Fund in accordance with the instructions of Newco.

6.5       DELIVERY

6.5.1 Driefontein shall, forthwith after the Effective Date, and against the crediting of the loan account referred to in clause 6.3, procure the drafting, notarial execution and registration of notarial deeds of cession of mining and mineral rights and deeds of transfer in respect of the Registrable Assets of Driefontein in a format and containing terms acceptable to Newco. Such notarial deeds of cession shall be bilateral and shall include all terms, conditions, provisions and ancillary rights and obligations mentioned or referred to in the present titles and applicable to the rights being ceded or transferred. Newco undertakes to do all such acts and sign all such documents as may be necessary or incidental to complete, execute and register such documents.

6.5.2 The drafting, execution and registration of the notarial deeds of cession and of the deeds of transfer referred to in clause 6.5.1 shall be attended to by the notaries public and conveyancers of Driefontein. Newco shall pay all costs relating to the transfer of the Registrable Assets of Driefontein into the name of Newco.

6.5.3          On the Effective Date -

6.5.3.1 Driefontein shall deliver the books and records of the Driefontein Enterprise then in its possession to Newco, PROVIDED THAT Driefontein and its authorised representatives shall be entitled to have access to and make copies of such books and records to the extent reasonably and necessarily required by Driefontein, inter alia, to enable it to prepare its annual financial statements;

6.5.3.2 the delivery of all the Driefontein Assets that are capable of physical delivery shall be deemed to have taken place by Driefontein constructively delivering them to Newco;

6.5.3.3 the delivery of all tailings forming part of the Driefontein Assets shall be deemed to be delivered by way of traditio longa manu;

6.5.3.4 Driefontein shall be deemed to have ceded to Newco, which shall be deemed to have accepted, all the Driefontein Assets which are not capable of physical delivery or delivery by registration;

6.5.3.5 Driefontein shall deliver to Newco such documents, duly completed, as may be necessary to cede and assign to Newco all of its rights and obligations to the Driefontein Contracts and to vest ownership in and to the Driefontein Assets not otherwise dealt with in this clause 6.5.

6.5.4 Should it not be possible for Driefontein to transfer any or all of its Registrable Assets ("the Driefontein Affected Assets") to Newco, in accordance with the provisions of this clause 6.5, as a result of the New Act or any other applicable legislation becoming effective after the date of signature hereof, the Driefontein Affected Assets will be excluded from the ambit of this Agreement without prejudice to the remaining scope, provisions and intent.

6.6       THE DRIEFONTEIN CONTRACTS

6.6.1 Driefontein hereby cedes and assigns all of its right, title and interest and delegates all of its obligations in, to and under the Driefontein Contracts to Newco, which accepts such cession and assumes such obligations with effect from the Effective Date.

6.6.2 Newco will ensure that all of the Driefontein Contracts will be fully complied with by Newco at its cost.

6.6.3 Newco hereby indemnifies and holds Driefontein harmless from and against all and any claims, losses, damage or expenses of whatsoever nature and howsoever arising under any of the Driefontein Contracts which Driefontein may suffer or incur as a result of any act or omission of Newco in respect of such Driefontein Contract.

6.6.4 Driefontein undertakes to use reasonable commercial endeavours to procure the consent of all third parties (to the extent such consents are required) to the Driefontein Contracts to the cession and assignment of such Driefontein Contracts to Newco, with effect from the Effective Date.

6.6.5 Should any such third party fail or refuse to give its consent as aforesaid where such consent is a requirement for such cession and assignment, Driefontein will continue to exercise the rights and fulfil the obligations under such Driefontein Contract as trustee for the benefit of Newco and in accordance with Newco's instructions on the basis that Newco hereby indemnifies Driefontein and holds it harmless from and against all and any claims, losses, damages or expenses of whatsoever nature and howsoever arising which Driefontein may suffer or incur as a consequence.

6.6.6 Should it not be possible for the Parties to implement the provisions of clause 6.6.5 for any reason, the Parties shall forthwith meet and in good faith endeavour to agree an alternative solution which will achieve the same or substantially the same result.

6.7       IMPLEMENTATION

6.7.1          With effect from the Effective Date -

6.7.1.1 Newco shall be entitled to exercise all common law and statutory rights in respect of, flowing from or attaching to the Driefontein Enterprise;

6.7.1.2 liability for compliance with all obligations and for payment of all monies in terms of or in respect of the conduct of the Driefontein Enterprise, including, but not limited to, rates, taxes, levies, imposts and monies in terms of applicable legislation, shall pass to Newco and Newco hereby undertakes forthwith on written demand by Driefontein to refund to Driefontein all such monies disbursed by Driefontein after the Effective Date or in respect of any period after the Effective Date;

6.7.1.3 ownership and possession of the Driefontein Enterprise, other than in respect of the Registrable Assets of Driefontein, shall pass to Newco;

6.7.1.4 risk in and to and the benefit of the Driefontein Enterprise shall pass to Newco;

6.7.1.5             Newco shall assume all liability for the Driefontein
                    Liabilities.

6.7.2 Ownership in and to the Registrable Assets of Driefontein shall pass to Newco on registration of the necessary transfer documents in the appropriate deeds registry into the name of Newco.

6.8       EMPLOYEES

6.8.1 Newco undertakes, having regard to the provisions of Section 197(2) of the Labour Relations Act, Act 66 of 1995, to employ, with effect from the Effective Date and upon terms and conditions of employment which are the same as those enjoyed by such employees with Driefontein as at the Effective Date, those of the Driefontein employees who are employed in the conduct of the Driefontein Enterprise as at the Effective Date. In this regard, Newco assumes responsibility for all liabilities arising out of the employment by Driefontein, prior to the Effective Date, of such employees as well as of previous employees of Driefontein who were, during the course of their employment by Driefontein, engaged in the conduct of the Driefontein Enterprise (collectively "Affected Employees").

6.8.2 The liability for payment of all amounts of any nature whatsoever in respect of benefits due to the Affected Employees for past employment benefits, accumulated leave and the like shall be assumed by Newco with effect from the Effective Date.

6.8.3 Newco indemnifies and holds Driefontein harmless from and against all claims of whatsoever nature made against Driefontein and costs incurred by Driefontein in respect of any liability referred to in this clause 6.8 in respect of the Affected Employees, including all costs which may be awarded against Driefontein in respect of any such demand, claim, action or other legal proceedings. Payment to Driefontein by Newco shall be on demand.

6.8.4 Driefontein shall notify Newco of any claim which may be made against Driefontein in respect of any of the matters referred to in clause 6.8.3 within a reasonable time of Driefontein becoming aware thereof, to enable Newco to take steps to contest such claim.

6.8.5 Newco shall be entitled to contest the claim concerned in the name of Driefontein and shall be entitled to control the proceedings in regard thereto, PROVIDED THAT Newco's indemnity in favour of Driefontein as set out in clause 6.8.3 remains of full force and effect.

6.8.6 It is recorded that the Driefontein employees derive their retirement and medical benefits from their individual membership of various retirement funds and medical schemes, and as membership of such funds and schemes shall continue on the same terms and conditions, it is not necessary for Driefontein to provide for the transfer of any employees to any other fund or scheme. To the extent necessary, Newco indemnifies and holds Driefontein harmless from and against any and all claims made by any Affected Employee in respect of retirement and medical benefits.

6.8.7 It is recorded that Driefontein's net liability in respect of accrued annual leave, accrued holiday leave allowances, long service awards, accumulated bonus pay and all other payments that have accrued to the Affected Employees but have not been paid to such Affected Employees, will be provided for and reflected in the Driefontein Accounts.

6.8.8          With effect from the Effective Date, Newco shall -

6.8.8.1 assume liability to the Affected Employees in respect of the liabilities referred to in clause 6.8.7;

6.8.8.2 be liable for the payment of all severance costs (inclusive of notice pay) incurred in respect of retrenchments carried out prior to or after the Effective Date in relation to any Affected Employee;

6.8.8.3 assume liability in respect of all employee related liabilities in respect of the dismissal of an Affected Employee or the commission of an unfair labour practice or act of unfair discrimination, the cause of action of which arises prior to or after the Effective Date.

6.8.9 Newco hereby indemnifies Driefontein and holds it harmless from and against any and all claims, losses, damages or expenses of whatsoever nature and howsoever arising which Driefontein may suffer or incur as a result of the liabilities referred to in clause 6.8.8.

6.9       SALE VOETSTOOTS

          Subject to clause 6.11, the sale of the Driefontein Enterprise pursuant to this Agreement is and shall be voetstoots and subject to all rights, obligations, terms and conditions applicable thereto and to existing conditions of title (whether registered or not).

6.10      INSOLVENCY ACT ADVERTISEMENT

          The Parties agree that the sale of the Driefontein Enterprise pursuant to this Agreement shall not be published as contemplated in Section 34 of the Insolvency Act, 1936.

6.11      REPRESENTATIONS AND WARRANTIES

          Driefontein represents and warrants that as at the date of signature hereof -

6.11.1         the Driefontein Enterprise is beneficially owned by it;

6.11.2         it is entitled and able to dispose of the Driefontein Enterprise;
               and

6.11.3 no third party has any existing or future right (including any option or right of first refusal) to acquire the Driefontein Enterprise.

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

               Driefontein shall be deemed to have repeated each such representation and warranty as at the Effective Date.

PART E

7.   THE KLOOF ENTERPRISE

7.1       SALE AND PURCHASE

7.1.1 Kloof hereby sells to Newco, which hereby purchases from Kloof, the Kloof Enterprise as a going concern with effect from the Effective Date.

7.1.2 Notwithstanding the date of signature hereof, but subject to the provisions of clauses 7.5 and 7.7 and the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Kloof Enterprise shall pass to Newco with effect from the Effective Date.

7.2       KLOOF PURCHASE CONSIDERATION

          The purchase consideration payable by Newco to Kloof in respect of the Kloof Enterprise ("the Kloof Purchase Consideration") shall be an amount equal to the book values of the Kloof Assets (as reflected in the Kloof Accounts) less the book value of the Kloof Liabilities (as reflected in the Kloof Accounts). GFL and Kloof shall procure the preparation of the Kloof Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

7.3       SETTLEMENT OF THE KLOOF PURCHASE CONSIDERATION

          The Kloof Purchase Consideration shall be settled on the Effective Date by means of crediting a special Kloof loan account against Newco in the name of Kloof in the books of Newco in an amount equal to the Kloof Purchase Consideration, which loan account shall be subject to the following terms and conditions -

7.3.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

7.3.2 the interest shall, unless otherwise agreed between Newco and Kloof, be calculated and payable 6 (six) monthly in arrears;

7.3.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between Kloof and Newco) written notice by either Kloof or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

7.3.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

7.3.3.2             Newco making a compromise offer in general to its creditors.

7.4       KLOOF LIABILITIES

7.4.1 Newco shall, with effect from the Effective Date, assume responsibility and liability for the due and proper discharge of the Kloof Liabilities and, accordingly, Newco hereby indemnifies and holds Kloof harmless from and against any and all claims, loss, damage or expenses of whatsoever nature or howsoever arising which Kloof may suffer or incur in respect of the Kloof Liabilities, irrespective of whether such liabilities were reflected in the Kloof Accounts or not.

7.4.2 In respect of the Kloof Enterprise and in respect of all of the properties which are the subject of the Kloof Mining and Mineral Rights and Land, Newco shall, with effect from the Effective Date and notwithstanding the date on which the liability arose or arises, be responsible and liable for, and for the costs of, restoration, anti-pollution measures, making safe, rehabilitation, compliance with the terms of any rehabilitation plans and/or programmes approved by the Principal Inspector and/or Director : Mineral Development, both of the Department of Minerals and Energy, anti-flooding measures, the obtaining of a closure/clearance certificate in terms of Regulation 2.11 and
               Section 12 of the Minerals Act; and generally, compliance with all regulations made in terms of or in force in terms of the Minerals Act, the Water Act, the Atmospheric Pollution Prevention Act, or any other applicable legislation or regulation which may be in force now or in the future, all as amended or substituted from time to time, and with all lawful directives of state officials in terms thereof.

7.4.3 Newco hereby indemnifies and holds Kloof harmless from and against (and in respect of itself, waives) any claim for injury, death, loss, damage, pollution, rehabilitation, restoration, flooding, anti-flooding measures or de-watering, or costs relating to any of the foregoing, in any respect whatsoever which any third party or Newco itself might make against Kloof arising directly, indirectly or consequentially (on a sine qua non test) out of any act or omission relating to the activities of Newco (or any previous activities of Kloof) in respect of the Kloof Enterprise (including any of the activities referred to in clause 7.4.2) and undertakes to make good any such claims which Kloof might itself have against Newco, on demand.

7.4.4 Newco shall be obliged, after the Effective Date, to continue to manage, monitor and control the water seepage quality in respect of all the areas which are the subject of the Kloof Mining and Mineral Rights and Land and Kloof shall have the right to request details of Newco's management plans and actions in regard to any water leakage, including the right to request the results of all water quality tests. Newco undertakes to comply with any such request promptly upon receipt thereof.

7.4.5 Newco shall assume all liability and responsibility for all existing and past prospecting and/or mining operations conducted by Kloof on the Kloof Mining and Mineral Rights and Land and hence the obligations, indemnity, waiver and undertaking in clauses 7.4.2 and 7.4.3 shall, mutatis mutandis, apply to all such prior activities.

7.4.6 The provisions of this clause 7.4 shall enure to the benefit of Kloof, its successors-in-title and assigns thereto, and shall be binding on Newco, and shall accordingly not be merely personal to Kloof and to Newco but shall remain binding on successors-in-title and permitted assigns notwithstanding any cession and assignment hereof.

7.4.7 It is recorded that Kloof has contributed funds to the Gold Fields Environmental Trust Fund ("the Fund") for the rehabilitation of the Kloof

               Enterprise. The amounts contributed by Kloof to the Fund shall continue to be held and administered by the Fund, in accordance with its rules, for the benefit of the Kloof Enterprise. Kloof and Newco shall procure that, with effect from the Effective Date, all amounts standing to the credit of Kloof in respect of the Kloof Enterprise in the Fund, shall stand to the credit of Newco in respect of the Kloof Enterprise. Should Kloof receive any amount from the Fund after the Effective Date, Kloof shall pay such amount to Newco. With effect from the Effective Date, Kloof shall only act in respect of the Fund in accordance with the instructions of Newco.

7.5       DELIVERY

7.5.1 Kloof shall, forthwith after the Effective Date, and against the crediting of the loan account referred to in clause 7.3, procure the drafting, notarial execution and registration of notarial deeds of cession of mining and mineral rights and deeds of transfer in respect of the Registrable Assets of Kloof in a format and containing terms acceptable to Newco. Such notarial deeds of cession shall be bilateral and shall include all terms, conditions, provisions and ancillary rights and obligations mentioned or referred to in the present titles and applicable to the rights being ceded or transferred. Newco undertakes to do all such acts and sign all such documents as may be necessary or incidental to complete, execute and register such documents.

7.5.2 The drafting, execution and registration of the notarial deeds of cession and of the deeds of transfer referred to in clause 7.5.1 shall be attended to by the notaries public and conveyancers of Kloof. Newco shall pay all costs relating to the transfer of the Registrable Assets of Kloof into the name of Newco.

7.5.3          On the Effective Date -

7.5.3.1 Kloof shall deliver the books and records of the Kloof Enterprise then in its possession to Newco, PROVIDED THAT Kloof and its authorised representatives shall be entitled to have access to and make copies of such books and records to the extent reasonably and necessarily required by Kloof, inter alia, to enable it to prepare its annual financial statements;

7.5.3.2 the delivery of all of the Kloof Assets that are capable of physical delivery shall be deemed to have taken place by Kloof constructively delivering them to Newco;

7.5.3.3 the delivery of all tailings forming part of the Kloof Assets shall be deemed to be delivered by way of traditio longa manu;

7.5.3.4 Kloof shall be deemed to have ceded to Newco, which shall be deemed to have accepted, all the Kloof Assets which are not capable of physical delivery or delivery by registration;

7.5.3.5 Kloof shall deliver to Newco such documents, duly completed, as may be necessary to cede and assign to Newco all of its rights and obligations to the Kloof Contracts and to vest ownership in and to the Kloof Assets not otherwise dealt with in this clause 7.5.

7.5.4 Should it not be possible for Kloof to transfer any or all of its Registrable Assets ("the Kloof Affected Assets") to Newco, in accordance with the provisions of this clause 7.5, as a result of the New Act or any other applicable legislation becoming effective after the date of signature hereof, the Kloof Affected Assets will be excluded from the ambit of this Agreement without prejudice to the remaining scope, provisions and intent.

7.6       THE KLOOF CONTRACTS

7.6.1 Kloof hereby cedes and assigns all of its right, title and interest and delegates all of its obligations in, to and under the Kloof Contracts to Newco, which accepts such cession and assumes such obligations with effect from the Effective Date.

7.6.2 Newco will ensure that all of the Kloof Contracts will be fully complied with by Newco at its cost.

7.6.3 Newco hereby indemnifies and holds Kloof harmless from and against all and any claims, losses, damage or expenses of whatsoever nature and howsoever arising under any of the Kloof Contracts which Kloof may suffer or incur as a result of any act or omission of Newco in respect of such Kloof

               Contract.

7.6.4 Kloof undertakes to use reasonable commercial endeavours to procure the consent of all third parties (to the extent such consents are required) to the Kloof Contracts to the cession and assignment of such Kloof Contracts to Newco, with effect from the Effective Date.

7.6.5 Should any such third party fail or refuse to give its consent as aforesaid where such consent is a requirement for such cession and assignment, Kloof will continue to exercise the rights and fulfil the obligations under such Kloof Contract as trustee for the benefit of Newco and in accordance with Newco's instructions on the basis that Newco hereby indemnifies Kloof and holds it harmless from and against all and any claims, losses, damages or expenses of whatsoever nature and howsoever arising which Kloof may suffer or incur as a consequence.

7.6.6 Should it not be possible for the Parties to implement the provisions of clause 7.6.5 for any reason, the Parties shall forthwith meet and in good faith endeavour to agree an alternative solution which will achieve the same or substantially the same result.

7.7       IMPLEMENTATION

7.7.1          With effect from the Effective Date -

7.7.1.1 Newco shall be entitled to exercise all common law and statutory rights in respect of, flowing from or attaching to the Kloof Enterprise;

7.7.1.2 liability for compliance with all obligations and for payment of all monies in terms of or in respect of the conduct of the Kloof Enterprise, including, but not limited to, rates, taxes, levies, imposts and monies in terms of applicable legislation, shall pass to Newco and Newco hereby undertakes forthwith on written demand by Kloof to refund to Kloof all such monies disbursed by Kloof after the Effective Date or in respect of any period after the Effective Date;

7.7.1.3 ownership and possession of the Kloof Enterprise, other than in respect of the Registrable Assets of Kloof, shall pass to Newco;

7.7.1.4 risk in and to and the benefit of the Kloof Enterprise shall pass to Newco;

7.7.1.5             Newco shall assume all liability for the Kloof Liabilities.

7.7.2 Ownership in and to the Registrable Assets of Kloof shall pass to Newco on registration of the necessary transfer documents in the appropriate deeds registry into the name of Newco.

7.8       EMPLOYEES

7.8.1 Newco undertakes, having regard to the provisions of Section 197(2) of the Labour Relations Act, Act 66 of 1995, to employ, with effect from the Effective Date and upon terms and conditions of employment which are the same as those enjoyed by such employees with Kloof as at the Effective Date, those of the Kloof employees who are employed in the conduct of the Kloof Enterprise as at the Effective Date. In this regard, Newco assumes responsibility for all liabilities arising out of the employment by Kloof, prior to the Effective Date, of such employees as well as of previous employees of Kloof who were, during the course of their employment by Kloof, engaged in the conduct of the Kloof Enterprise (collectively "Affected Employees").

7.8.2 The liability for payment of all amounts of any nature whatsoever in respect of benefits due to the Affected Employees for past employment benefits, accumulated leave and the like shall be assumed by Newco with effect from the Effective Date.

7.8.3 Newco indemnifies and holds Kloof harmless from and against all claims of whatsoever nature made against Kloof and costs incurred by Kloof in respect of any liability referred to in this clause
               7.8 in respect of the Affected Employees, including all costs which may be awarded against Kloof in respect of any such demand, claim, action or other legal proceedings. Payment to Kloof by Newco shall be on demand.

7.8.4 Kloof shall notify Newco of any claim which may be made against Kloof in

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

               respect of any of the matters referred to in clause 7.8.3 within a reasonable time of Kloof becoming aware thereof, to enable Newco to take steps to contest such claim.

7.8.5 Newco shall be entitled to contest the claim concerned in the name of Kloof and shall be entitled to control the proceedings in regard thereto, PROVIDED THAT Newco's indemnity in favour of Kloof as set out in clause 7.8.3 remains of full force and effect.

7.8.6 It is recorded that the Kloof employees derive their retirement and medical benefits from their individual membership of various retirement funds and medical schemes, and as membership of such funds and schemes shall continue on the same terms and conditions, it is not necessary for Kloof to provide for the transfer of any employees to any other fund or scheme. To the extent necessary, Newco indemnifies and holds Kloof harmless from and against any and all claims made by any Affected Employee in respect of retirement and medical benefits.

7.8.7 It is recorded that Kloof's net liability in respect of accrued annual leave, accrued holiday leave allowances, long service awards, accumulated bonus pay and all other payments that have accrued to the Affected Employees but have not been paid to such Affected Employees, will be provided for and reflected in the Kloof Accounts.

7.8.8          With effect from the Effective Date, Newco shall -

7.8.8.1 assume liability to the Affected Employees in respect of the liabilities referred to in clause 7.8.7;

7.8.8.2 be liable for the payment of all severance costs (inclusive of notice pay) incurred in respect of retrenchments carried out prior to or after the Effective Date in relation to any Affected Employee;

7.8.8.3 assume liability in respect of all employee related liabilities in respect of the dismissal of an Affected Employee or the commission of an unfair labour practice or act of unfair discrimination, the cause of action of which arises prior to or after the Effective Date.

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

7.8.9 Newco hereby indemnifies Driefontein and holds it harmless from and against any and all claims, losses, damages or expenses of whatsoever nature and howsoever arising which Driefontein may suffer or incur as a result of the liabilities referred to in clause 7.8.8.

7.9       SALE VOETSTOOTS

          Subject to clause 7.11 the sale of the Kloof Enterprise pursuant to this Agreement is and shall be voetstoots and subject to all rights, obligations, terms and conditions applicable thereto and to existing conditions of title (whether registered or not).

7.10      INSOLVENCY ACT ADVERTISEMENT

          The Parties agree that the sale of the Kloof Enterprise pursuant to this Agreement shall not be published as contemplated in Section 34 of the Insolvency Act, 1936.

7.11      REPRESENTATIONS AND WARRANTIES

          Kloof represents and warrants that as at the date of signature hereof-

7.11.1         the Kloof Enterprise is beneficially owned by it;

7.11.2         it is entitled and able to dispose of the Kloof Enterprise; and

7.11.3 no third party has any existing or future right (including any option or right of first refusal) to acquire the Kloof Enterprise.

          Kloof shall be deemed to have repeated each such representation and warranty as at the Effective Date.

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

PART F

8.1       SALE AND PURCHASE OF THE CONTIGUOUS RIGHTS

8.1.1 It is recorded that the Driefontein Contiguous Rights and the Kloof Contiguous Rights are owned by GFLMS. GFLMS has granted -

8.1.1.1 Driefontein the right to include the Driefontein Contiguous Rights into its mining authorisation, which mining authorisation currently includes such rights; and

8.1.1.2 Kloof the right to include the Kloof Contiguous Rights into its mining authorisation, which mining authorisation currently includes such rights.

8.1.2 GFLMS hereby sells to Newco, which hereby purchases from GFLMS, the Contiguous Rights with effect from the Effective Date.

8.1.3 Notwithstanding the date of signature hereof, but subject to the provisions of clauses 8.4 and 8.5 and the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Contiguous Rights shall pass to Newco with effect from the Effective Date.

8.2       CONTIGUOUS PURCHASE CONSIDERATION

          The purchase consideration payable by Newco to GFLMS in respect of the Contiguous Rights shall be an amount of R19 559 485,00 (nineteen million five hundred and fifty nine thousand four hundred and eighty five rand), which amount includes VAT, being the market value of the Contiguous Rights ("the Contiguous Purchase Consideration").

8.3       SETTLEMENT OF THE CONTIGUOUS PURCHASE CONSIDERATION

          The Contiguous Purchase Consideration shall be settled on the Effective Date by means of crediting a special GFLMS loan account against Newco in the name of GFLMS in the books of Newco in an amount equal to the Contiguous Purchase Consideration, which loan account shall be subject to the following terms and conditions -

8.3.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

8.3.2 the interest shall, unless otherwise agreed between Newco and GFLMS, be calculated and payable 6 (six) monthly in arrears;

8.3.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between GFLMS and Newco) written notice by either GFLMS or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

8.3.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

8.3.3.2             Newco making a compromise offer in general to its creditors.

8.4       DELIVERY

8.4.1 GFLMS shall, forthwith after the Effective Date, and against the crediting of the loan account referred to in clause 8.3, procure the drafting, notarial execution and registration of notarial deeds of cession of mining and mineral rights and deeds of transfer in respect of the Contiguous Rights in a format and containing terms acceptable to Newco. Such notarial deeds of cession shall be bilateral and shall include all terms, conditions, provisions and ancillary rights and obligations mentioned or referred to in the present titles and applicable to the rights being ceded or transferred. Newco undertakes to do all such acts and sign all such documents as may be necessary or incidental to complete, execute and register such documents.

8.4.2 The drafting, execution and registration of the notarial deeds of cession and of the deeds of transfer referred to in clause 8.4.1 shall be attended to by the notaries public and conveyancers of GFLMS. Newco shall pay all costs relating to the transfer of the Contiguous Rights into the name of Newco.

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

8.4.3 Should it not be possible for GFLMS to transfer any or all of Contiguous Rights ("the GFLMS Affected Assets") to Newco, in accordance with the provisions of this clause 8.4, as a result of the New Act or any other applicable legislation becoming effective after the date of signature hereof, the GFLMS Affected Assets will be excluded from the ambit of this Agreement without prejudice to the remaining scope, provisions and intent.

8.5       IMPLEMENTATION

8.5.1          With effect from the Effective Date -

8.5.1.1 Newco shall be entitled to exercise all common law and statutory rights in respect of, flowing from or attaching to the Contiguous Rights;

8.5.1.2 liability for compliance with all obligations and for payment of all monies in terms of or in respect of the conduct of the Contiguous Rights, including, but not limited to, rates, taxes, levies, imposts and monies in terms of applicable legislation, shall pass to Newco and Newco hereby undertakes forthwith on written demand by GFLMS to refund to GFLMS all such monies disbursed by GFLMS after the Effective Date or in respect of any period after the Effective Date;

8.5.1.3 risk in and to and the benefit of the Contiguous Rights shall pass to Newco.

8.5.2 Ownership in and to the Contiguous Rights shall pass to Newco on registration of the necessary transfer documents in the appropriate deeds registry into the name of Newco.

8.6       SALE VOETSTOOTS

          Subject to clause 8.7, the sale of the Contiguous Rights pursuant to this Agreement is and shall be voetstoots and subject to all rights, obligations, terms and conditions applicable thereto and to existing conditions of title (whether registered or not).

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

8.7       REPRESENTATIONS AND WARRANTIES

          GFLMS represents and warrants that as at the date of signature hereof-

8.7.1          the Contiguous Rights are beneficially owned by it;

8.7.2          it is entitled and able to dispose of the Contiguous Rights; and

8.7.3 no third party has any existing or future right (including any option or right of first refusal) to acquire the Contiguous Rights.

          GFLMS shall be deemed to have repeated each such representation and warranty as at the Effective Date.

PART G

ANCILLARY ASSETS

9.1.      GFLMS ANCILLARY ASSETS

          SA SERVICE DIVISION

9.1.1          SALE AND PURCHASE

9.1.1.1 GFLMS hereby sells to Newco, which hereby purchases from GFLMS, the SA Service Division as a going concern with effect from the Effective Date.

9.1.1.2 Notwithstanding the date of signature hereof, but subject to the provisions of clauses 9.1.5 and 9.1.6 and the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the SA Service Division shall pass to Newco with effect from the Effective Date.

9.1.2          SA SERVICE DIVISION PURCHASE CONSIDERATION

               The purchase consideration payable by Newco to GFLMS in respect of the SA Service Division ("the SA Service Division Purchase Consideration") shall be an amount equal to the book values of the SA Service Division Assets (as reflected in

               GFLMS Accounts) less the book value of the SA Service Division Liabilities (as reflected in GFLMS Accounts). GFL and GFLMS shall procure the preparation of GFLMS Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

9.1.3          SA SERVICE DIVISION PURCHASE CONSIDERATION

               The SA Service Division Purchase Consideration shall be settled on the Effective Date by means of crediting a special GFLMS loan account against Newco in the name of GFLMS in the books of Newco in an amount equal to the SA Service Division Purchase Consideration, which loan account shall be subject to the following terms and conditions -

9.1.3.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

9.1.3.2 the interest shall, unless otherwise agreed between Newco and GFLMS, be calculated and payable 6 (six) monthly in arrears;

9.1.3.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6
                    (six) months (or such shorter period as may be agreed between GFLMS and Newco) written notice by either GFLMS or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

9.1.3.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

9.1.3.3.2 Newco making a compromise offer in general to its creditors.

9.1.4          SA SERVICE DIVISION LIABILITIES

9.1.4.1 Newco shall, with effect from the Effective Date, assume responsibility and liability for the due and proper discharge of the SA Service Division Liabilities and, accordingly, Newco hereby indemnifies and holds GFLMS harmless from and against any and all claims, loss, damage or expenses of

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

                    whatsoever nature or howsoever arising which GFLMS may suffer or incur in respect of the SA Service Division Liabilities, irrespective of whether such liabilities were reflected in GFLMS Accounts or not.

9.1.4.2 The provisions of this clause 9.1.4 shall enure to the benefit of GFLMS and its successors-in-title and assigns thereto, and shall be binding on Newco, and shall accordingly not be merely personal to GFLMS and Newco but shall remain binding on successors-in-title and assigns notwithstanding any cession and assignment hereof.

9.1.5          DELIVERY

               On the Effective Date -

9.1.5.1 GFLMS shall deliver the books and records of the SA Service Division then in its possession to Newco, PROVIDED THAT GFLMS and its authorised representatives shall be entitled to have access to and make copies of such books and records to the extent reasonably and necessarily required by GFLMS, inter alia, to enable it to prepare its annual financial statements;

9.1.5.2 the delivery of all of the SA Service Division Assets which are capable of physical delivery shall be deemed to have taken place by GFLMS constructively delivering them to Newco;

9.1.5.3 GFLMS shall be deemed to have ceded to Newco, which shall be deemed to have accepted, all the SA Service Division Assets which are not capable of physical delivery or delivery by registration;

9.1.5.4 GFLMS shall deliver to Newco such documents, duly completed, as may be necessary to cede and assign to Newco all of its rights and obligations to vest ownership in and to the SA Service Division Assets not otherwise dealt with in this clause 9.1.5.

9.1.6          IMPLEMENTATION

               With effect from the Effective Date -

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

9.1.6.1 Newco shall be entitled to exercise all common law and statutory rights in respect of, flowing from or attaching to the SA Service Division;

9.1.6.2 liability for compliance with all obligations and for payment of all monies in terms of or in respect of the conduct of the SA Service Division shall pass to Newco and Newco hereby undertakes forthwith on written demand by GFLMS to refund to GFLMS all such monies disbursed by GFLMS after the Effective Date or in respect of any period after the Effective Date;

9.1.6.3 ownership and possession of the SA Service Division shall pass to Newco;

9.1.6.4 risk in and to and the benefit of the SA Service Division shall pass to Newco;

9.1.6.5             Newco shall assume all liability for the SA Service Division
                    Liabilities.

9.1.7          SA SERVICE DIVISION EMPLOYEES

9.1.7.1 Newco undertakes, having regard to the provisions of Section 197(2) of the Labour Relations Act, Act 66 of 1995, to employ, with effect from the Effective Date and upon terms and conditions of employment which are the same as those enjoyed by such employees with GFLMS as at the Effective Date, the SA Service Division Employees who are employed as at the Effective Date. In this regard, Newco assumes responsibility for all liabilities arising out of the employment by GFLMS, prior to the Effective Date, of such employees as well as of previous SA Service Division Employees (collectively "Affected Employees").

9.1.7.2 The liability for payment of all amounts of any nature whatsoever in respect of benefits due to the Affected Employees for past employment benefits, accumulated leave and the like shall be assumed by Newco with effect from the Effective Date.

9.1.7.3 Newco indemnifies and holds GFLMS harmless from and against all claims of whatsoever nature made against GFLMS and costs incurred by GFLMS in respect of any liability referred to in this clause 9.1.7 in respect of the Affected Employees, including all costs which may be awarded against GFLMS in respect of any such demand, claim, action or other legal

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

                    proceedings. Payment to GFLMS by Newco shall be on demand.

9.1.7.4 GFLMS shall notify Newco of any claim which may be made against GFLMS in respect of any of the matters referred to in clause 9.1.7.3 within a reasonable time of GFLMS becoming aware thereof, to enable Newco to take steps to contest such claim.

9.1.7.5 Newco shall be entitled to contest the claim concerned in the name of GFLMS and shall be entitled to control the proceedings in regard thereto, PROVIDED THAT Newco's indemnity in favour of GFLMS as set out in clause 9.1.7.3 remains of full force and effect.

9.1.7.6 It is recorded that GFLMS employees derive their retirement and medical benefits from their individual membership of various retirement funds and medical schemes, and as membership of such funds and schemes shall continue on the same terms and conditions, it is not necessary for GFLMS to provide for the transfer of any employees to any other fund or scheme. To the extent necessary, Newco indemnifies and holds GFLMS harmless from and against any and all claims made by any Affected Employee in respect of retirement and medical benefits.

9.1.7.7 It is recorded that GFLMS's net liability in respect of accrued annual leave, accrued holiday leave allowances, long service awards, accumulated bonus pay and all other payments that have accrued to the Affected Employees but have not been paid to such Affected Employees, will be provided for and reflected in the GFLMS Accounts.

9.1.7.8             With effect from the Effective Date, Newco shall -

9.1.7.8.1 assume liability to the Affected Employees in respect of the liabilities referred to in clause 9.1.7.7;

9.1.7.8.2 be liable for the payment of all severance costs (inclusive of notice pay) incurred in respect of retrenchments carried out prior to or after the Effective Date in relation to any Affected Employee;

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

9.1.7.8.3 assume liability in respect of all employee related liabilities in respect of the dismissal of an Affected Employee or the commission of an unfair labour practice or act of unfair discrimination, the cause of action of which arises prior to or after the Effective Date.

9.1.7.9 Newco hereby indemnifies GFLMS and holds it harmless from and against any and all claims, losses, damages or expenses of whatsoever nature and howsoever arising which GFLMS may suffer or incur as a result of the liabilities referred to in clause 9.1.7.8.

9.1.8          SALE VOETSTOOTS

               Subject to clause 9.1.10, the sale of the SA Service Division pursuant to this Agreement is and shall be voetstoots and subject to all rights, obligations, terms and conditions applicable thereto and to existing conditions of title (whether registered or not).

9.1.9          INSOLVENCY ACT ADVERTISEMENT

               The Parties agree that the sale of the SA Service Division pursuant to this Agreement shall not be published as contemplated in Section 34 of the Insolvency Act, 1936.

9.1.10         REPRESENTATIONS AND WARRANTIES

               GFLMS represents and warrants that as at the date of signature hereof -

9.1.10.1            the SA Service Division is beneficially owned by it;

9.1.10.2            it is entitled and able to dispose of the SA Service
                    Division; and

9.1.10.3 no third party has any existing or future right (including any option or right of first refusal) to acquire the SA Service Division.

               GFLMS shall be deemed to have repeated each such representation and warranty as at the Effective Date.

          SHARED SERVICES

9.2.1          SALE AND CESSION

               As one indivisible transaction -

9.2.1.1 GFLMS hereby sells to Newco, which hereby purchases from GFLMS, the Shared Services Shares; and

9.2.1.2 GFLMS hereby cedes to Newco, which hereby accepts such cession from GFLMS, all of its right, title and interest in and to the Shared Services Loans;

               with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

9.2.2          CONSIDERATION AND SETTLEMENT

9.2.2.1 The consideration payable by Newco to GFLMS in respect of the Shared Services Shares and the Shared Services Loans shall be an amount equal to the book value of the Shared Services Shares and the Shared Services Loans as reflected in the GFLMS Accounts ("the Shared Services Ancillary Consideration"). The Shared Services Ancillary Consideration shall be allocated as follows -

9.2.2.1.1 in respect of the Shared Services Loans, an amount equal to the face value thereof as reflected in the GFLMS Accounts; and

9.2.2.1.2 in respect of the Shared Services Shares, an amount equal to the balance of the Shared Services Ancillary Consideration.

9.2.2.2 The Shared Services Ancillary Consideration shall be settled on the Effective Date by means of crediting a special GFLMS loan account against Newco in an amount equal to the Shared Services Ancillary Consideration, which loan account shall be subject to the following terms and conditions -

9.2.2.2.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

9.2.2.2.2 the interest shall, unless otherwise agreed between Newco and GFLMS, be calculated and payable 6 (six) monthly in arrears;

9.2.2.2.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between GFLMS and Newco) written notice by either GFLMS or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

9.2.2.2.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

9.2.2.2.3.2 Newco making a compromise offer in general to its creditors.

9.2.2.3 GFL and GFLMS shall procure the preparation of the GFLMS Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

9.2.3          CLOSING

9.2.3.1 On the Effective Date, GFLMS shall deliver to Newco, against compliance by Newco of its obligations in terms of clause 9.2.2, the share certificates in respect of the Shared Services Shares together with transfer forms in respect thereof duly completed and signed by GFLMS in accordance with the articles of association of Shared Services, but blank as to transferee.

9.2.3.2 Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Shared Services Shares and the Shared Services Loans shall pass to Newco with effect from the Effective Date.

9.2.4          REPRESENTATIONS AND WARRANTIES

               GFLMS represents and warrants that as at the date of signature hereof, the Shared Services Shares and the Shared Services Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFLMS shall be deemed to have repeated each such representation and warranty as at the Effective Date.

9.2.5          INDEMNITY

               Newco shall, with effect from the Effective Date, indemnify and hold GFLMS and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFLMS or any one of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Shared Services before or after the Effective Date.

          GOLDEN PRODUCE

9.3.1          SALE AND CESSION

               As one indivisible transaction -

9.3.1.1 GFLMS hereby sells to Newco, which hereby purchases from GFLMS, the Golden Produce Shares; and

9.3.1.2 GFLMS hereby cedes to Newco, which hereby accepts such cession from GFLMS, all of its right, title and interest in and to the Golden Produce Loans;

               with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

9.3.2          CONSIDERATION AND SETTLEMENT

9.3.2.1 The consideration payable by Newco to GFLMS in respect of the Golden Produce Shares and the Golden Produce Loans shall be an amount equal to the book value of the Golden Produce Shares and the Golden Produce Loans as reflected in the GFLMS Accounts ("the Golden Produce Ancillary Consideration"). The Golden Produce Ancillary Consideration shall be allocated as follows -

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

9.3.2.1.1 in respect of the Golden Produce Loans, an amount equal to the face value thereof as reflected in the GFLMS Accounts; and

9.3.2.1.2 in respect of the Golden Produce Shares, an amount equal to the balance of the Golden Produce Ancillary Consideration.

9.3.2.2 The Golden Produce Ancillary Consideration shall be settled on the Effective Date by means of crediting a special GFLMS loan account against Newco in an amount equal to the Golden Produce Ancillary Consideration, which loan account shall be subject to the following terms and conditions -

9.3.2.2.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

9.3.2.2.2 the interest shall, unless otherwise agreed between Newco and GFLMS, be calculated and payable 6 (six) monthly in arrears;

9.3.2.2.3 subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between GFLMS and Newco) written notice by either GFLMS or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

9.3.2.2.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

9.3.2.2.3.2 Newco making a compromise offer in general to its creditors.

9.3.2.3 GFL and GFLMS shall procure the preparation of the GFLMS Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

9.3.3          CLOSING

9.3.3.1 On the Effective Date, GFLMS shall deliver to Newco, against compliance by Newco of its obligations in terms of clause 9.3.2, the share certificates in

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

                    respect of the Golden Produce Shares together with transfer forms in respect thereof duly completed and signed by GFLMS in accordance with the articles of association of Golden Produce, but blank as to transferee.

9.3.3.2 Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Golden Produce Shares and the Golden Produce Loans shall pass to Newco with effect from the Effective Date.

9.3.4          REPRESENTATIONS AND WARRANTIES

               GFLMS represents and warrants that as at the date of signature hereof, the Golden Produce Shares and the Golden Produce Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFLMS shall be deemed to have repeated each such representation and warranty as at the Effective Date.

9.3.5          INDEMNITY

               Newco shall, with effect from the Effective Date, indemnify and hold GFLMS and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFLMS or any one of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of Golden Produce before or after the Effective Date.

9.4.      BEATRIX ANCILLARY ASSETS

9.4.1          SALE AND CESSION

               As one indivisible transaction -

9.4.1.1 Beatrix hereby sells to Newco, which hereby purchases from Beatrix, the St Helena Hospital Shares; and

9.4.1.2 Beatrix hereby cedes to Newco, which hereby accepts such cession from

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                    Beatrix, all of its right, title and interest in and to the
                    St Helena Hospital Loans;

               with effect from the Effective Date, subject to the terms and conditions set out in this Agreement.

9.4.2          CONSIDERATION AND SETTLEMENT

9.4.2.1 The consideration payable by Newco to Beatrix in respect of the Beatrix Ancillary Assets shall be an amount equal to the book value of the Beatrix Ancillary Assets as reflected in the Beatrix Accounts ("the Beatrix Ancillary Consideration"). The Beatrix Ancillary Consideration shall be allocated as follows -

9.4.2.1.1 in respect of the St Helena Hospital Loans, an amount equal to the face value thereof as reflected in the Beatrix Accounts; and

9.4.2.1.2 in respect of the St Helena Hospital Shares, an amount equal to the balance of the Beatrix Ancillary Consideration.

9.4.2.2 The Beatrix Ancillary Consideration shall be settled on the Effective Date by means of crediting a special Beatrix loan account against Newco in an amount equal to the Beatrix Ancillary Consideration, which loan account shall be subject to the following terms and conditions -

9.4.2.2.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

9.4.2.2.2 the interest shall, unless otherwise agreed between Newco and Beatrix, be calculated and payable 6 (six) monthly in arrears;

9.4.2.2.3 it shall be repayable in whole or in part from time to time on the giving of not less than 6 (six) months (or such shorter period as may be agreed between Beatrix and Newco) written notice by either Beatrix or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

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9.4.2.2.3.1                   the granting of an order, whether provisional or
                              final, placing Newco under liquidation or judicial management;

9.4.2.2.3.2 Newco making a compromise offer in general to its creditors.

9.4.2.3 GFL and Beatrix shall procure the preparation of the Beatrix Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

9.4.3          CLOSING

9.4.3.1 On the Effective Date, Beatrix shall deliver to Newco, against compliance by Newco of its obligations in terms of clause 9.4.2, the share certificates in respect of the St Helena Hospital Shares together with transfer forms in respect thereof duly completed and signed by Beatrix in accordance with the articles of association of St Helena Hospital, but blank as to transferee.

9.4.3.2 Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the Beatrix Ancillary Assets shall pass to Newco with effect from the Effective Date.

9.4.4          REPRESENTATIONS AND WARRANTIES

               Beatrix represents and warrants that as at the date of signature hereof, the Beatrix Ancillary Assets are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. Beatrix shall be deemed to have repeated each such representation and warranty as at the Effective Date.

9.4.5          INDEMNITY

               Newco shall, with effect from the Effective Date, indemnify and hold Beatrix and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which Beatrix or any one of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result

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               of any act or omission of St Helena Hospital before or after the
               Effective Date.

9.5       MJV ENTERPRISE

9.5.1          SALE AND PURCHASE

9.5.1.1 The MJV hereby sells to Newco, which hereby purchases from the MJV, the MJV Enterprise as a going concern with effect from the Effective Date.

9.5.1.2 Notwithstanding the date of signature hereof, but subject to the provisions of clauses 9.5.5 and 9.5.7 and the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the MJV Enterprise shall pass to Newco with effect from the Effective Date.

9.5.2          MJV PURCHASE CONSIDERATION

               The purchase consideration payable by Newco to the MJV in respect of the MJV Enterprise ("the MJV Purchase Consideration") shall be an amount equal to the book values of the MJV Assets (as reflected in the MJV Accounts) less the book value of the MJV Liabilities (as reflected in the MJV Accounts). GFL and the MJV shall procure the preparation of the MJV Accounts and delivery of a copy thereof to Newco by no later than 10 (ten) Business Days after the Effective Date.

9.5.3          SETTLEMENT OF THE MJV PURCHASE CONSIDERATION

               The MJV Purchase Consideration shall be settled on the Effective Date by means of crediting a special MJV loan account against Newco in the name of the MJV in the books of Newco in an amount equal to the MJV Purchase Consideration, which loan account shall be subject to the following terms and conditions -

9.5.3.1 it shall bear interest at the Prescribed Rate with effect from the Effective Date;

9.5.3.2 the interest shall, unless otherwise agreed between Newco and the MJV, be calculated and payable 6 (six) monthly in arrears;

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9.5.3.3             subject to clause 21, it shall be repayable in whole or in part from time to time on the giving of not less than 6
                    (six) months (or such shorter period as may be agreed between the MJV and Newco) written notice by either the MJV or Newco to the other of them, PROVIDED THAT in any event such loan account shall immediately become due and payable on the happening of any of the following -

9.5.3.3.1 the granting of an order, whether provisional or final, placing Newco under liquidation or judicial management;

9.5.3.3.2 Newco making a compromise offer in general to its creditors.

9.5.4          MJV LIABILITIES

9.5.4.1 Newco shall, with effect from the Effective Date, assume responsibility and liability for the due and proper discharge of the MJV Liabilities and, accordingly, Newco hereby indemnifies and holds Driefontein and Kloof harmless from and against any and all claims, loss, damage or expenses of whatsoever nature or howsoever arising which the MJV may suffer or incur in respect of the MJV Liabilities, irrespective of whether such liabilities were reflected in the MJV Accounts or not.

9.5.4.2 The provisions of this clause 9.5.4 shall enure to the benefit of the MJV, Driefontein, Kloof and their successors-in-title and assigns thereto, and shall be binding on Newco, and shall accordingly not be merely personal to the MJV, Driefontein, Kloofor Newco but shall remain binding on successors-in-title and assigns notwithstanding any cession and assignment hereof.

9.5.5          DELIVERY

9.5.5.1 The MJV shall, forthwith after the Effective Date, and against the crediting of the loan account referred to in clause 9.5.3, procure the drafting, notarial execution and registration of deeds of transfer in respect of the Registrable Assets of the MJV in a format and containing terms acceptable to Newco. Such notarial deeds of cession shall be bilateral and shall include all terms, conditions, provisions and ancillary rights and obligations mentioned or referred to in the present titles and applicable to the rights being ceded or

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                    transferred. Newco undertakes to do all such acts and sign all such documents as may be necessary or incidental to complete, execute and register such documents.

9.5.5.2 The drafting, execution and registration of the notarial deeds of cession and of the deeds of transfer referred to in clause 9.5.5.1 shall be attended to by the notaries public and conveyancers of the MJV. Newco shall pay all costs relating to the transfer of the Registrable Assets of the MJV into the name of Newco.

9.5.5.3             On the Effective Date -

9.5.5.3.1 the MJV shall deliver the books and records of the MJV Enterprise then in its possession to Newco, PROVIDED THAT the MJV and its authorised representatives shall be entitled to have access to and make copies of such books and records to the extent reasonably and necessarily required by the MJV, inter alia, to enable it to prepare its annual financial statements;

9.5.5.3.2 the delivery of all of the MJV Assets which are capable of physical delivery shall be deemed to have taken place by the MJV constructively delivering them to Newco;

9.5.5.3.3 the MJV shall be deemed to have ceded to Newco, which shall be deemed to have accepted, all the MJV Assets which are not capable of physical delivery or delivery by registration;

9.5.5.3.4 the MJV shall deliver to Newco such documents, duly completed, as may be necessary to cede and assign to Newco all of its rights and obligations to the MJV Contracts and to vest ownership in and to the MJV Assets not otherwise dealt with in this clause 9.5.5.

9.5.6          THE MJV CONTRACTS

9.5.6.1 The MJV hereby cedes and assigns all of its right, title and interest and delegates all of its obligations in, to and under the MJV Contracts to Newco, which accepts such cession and assumes such obligations with effect from

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                    the Effective Date.

9.5.6.2 Newco will ensure that all of the MJV Contracts will be fully complied with by Newco at its cost.

9.5.6.3 Newco hereby indemnifies and holds Driefontein and Kloof harmless from and against all and any claims, losses, damage or expenses of whatsoever nature and howsoever arising under any of the MJV Contracts which the MJV may suffer or incur as a result of any act or omission of Newco in respect of such MJV Contract.

9.5.6.4 The MJV undertakes to use reasonable commercial endeavours to procure the consent of all third parties (to the extent such consents are required) to the MJV Contracts to the cession and assignment of such MJV Contracts to Newco, with effect from the Effective Date.

9.5.6.5 Should any such third party fail or refuse to give its consent as aforesaid where such consent is a requirement for such cession and assignment, the MJV will continue to exercise the rights and fulfil the obligations under such MJV Contract as trustee for the benefit of Newco and in accordance with Newco's instructions on the basis that Newco hereby indemnifies Driefontein and Kloof and holds it harmless from and against all and any claims, losses, damages or expenses of whatsoever nature and howsoever arising which the MJV may suffer or incur as a consequence.

9.5.6.6 Should it not be possible for the Parties to implement the provisions of clause 9.5.6.5 for any reason, the Parties shall forthwith meet and in good faith endeavour to agree an alternative solution which will achieve the same or substantially the same result.

9.5.7          IMPLEMENTATION

9.5.7.1             With effect from the Effective Date -

9.5.7.1.1 Newco shall be entitled to exercise all common law and statutory rights in respect of, flowing from or attaching to the MJV Enterprise;

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9.5.7.1.2                liability for compliance with all obligations and for
                         payment of all monies in terms of or in respect of the conduct of the MJV Enterprise, including, but not limited to, rates, taxes, levies, imposts and monies in terms of applicable legislation, shall pass to Newco and Newco hereby undertakes forthwith on written demand by the MJV to refund to the MJV all such monies disbursed by the MJV after the Effective Date or in respect of any period after the Effective Date;

9.5.7.1.3 ownership and possession of the MJV Enterprise, other than in respect of the Registrable Assets of the MJV, shall pass to Newco;

9.5.7.1.4 risk in and to and the benefit of the MJV Enterprise shall pass to Newco;

9.5.7.1.4                Newco shall assume all liability for the MJV
                         Liabilities.

9.5.7.2 Ownership in and to the Registrable Assets of the MJV shall pass to Newco on registration of the necessary transfer documents in the appropriate deeds registry into the name of Newco.

9.5.8          EMPLOYEES

9.5.8.1 Newco undertakes, having regard to the provisions of Section 197(2) of the Labour Relations Act, Act 66 of 1995, to employ, with effect from the Effective Date and upon terms and conditions of employment which are the same as those enjoyed by such employees with the MJV as at the Effective Date, those of the MJV employees who are employed in the conduct of the MJV Enterprise as at the Effective Date. In this regard, Newco assumes responsibility for all liabilities arising out of the employment by the MJV, prior to the Effective Date, of such employees as well as of previous employees of the MJV who were, during the course of their employment by the MJV, engaged in the conduct of the MJV Enterprise (collectively "Affected Employees").

9.5.8.2 The liability for payment of all amounts of any nature whatsoever in respect of benefits due to the Affected Employees for past employment benefits, accumulated leave and the like shall be assumed by Newco with effect from

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                    the Effective Date.

9.5.8.3 Newco indemnifies and holds Driefontein and Kloof harmless from and against all claims of whatsoever nature made against the MJV and costs incurred by the MJV in respect of any liability referred to in this clause 9.5.8 in respect of the Affected Employees, including all costs which may be awarded against the MJV in respect of any such demand, claim, action or other legal proceedings. Payment to the MJV by Newco shall be on demand.

9.5.8.4 The MJV shall notify Newco of any claim which may be made against the MJV in respect of any of the matters referred to in clause 9.5.8.3 within a reasonable time of the MJV becoming aware thereof, to enable Newco to take steps to contest such claim.

9.5.8.5 Newco shall be entitled to contest the claim concerned in the name of the MJV and shall be entitled to control the proceedings in regard thereto, PROVIDED THAT Newco's indemnity in favour of the MJV as set out in clause 9.5.8.3 remains of full force and effect.

9.5.8.6 It is recorded that the MJV employees derive their retirement and medical benefits from their individual membership of various retirement funds and medical schemes, and as membership of such funds and schemes shall continue on the same terms and conditions, it is not necessary for the MJV to provide for the transfer of any employees to any other fund or scheme. To the extent necessary, Newco indemnifies and holds Driefontein and Kloof harmless from and against any and all claims made by any Affected Employee in respect of retirement and medical benefits.

9.5.8.7 It is recorded that the MJV's net liability in respect of accrued annual leave, accrued holiday leave allowances, long service awards, accumulated bonus pay and all other payments that have accrued to the Affected Employees but have not been paid to such Affected Employees, will be provided for and reflected in the MJV Accounts.

9.5.8.8             With effect from the Effective Date, Newco shall -

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9.5.8.8.1                assume liability to the Affected Employees in respect
                         of the liabilities referred to in clause 9.5.8.7;

9.5.8.8.2 be liable for the payment of all severance costs (inclusive of notice pay) incurred in respect of retrenchments carried out prior to or after the Effective Date in relation to any Affected Employee;

9.5.8.8.3 assume liability in respect of all employee related liabilities in respect of the dismissal of an Affected Employee or the commission of an unfair labour practice or act of unfair discrimination, the cause of action of which arises prior to or after the Effective Date.

9.5.8.9 Newco hereby indemnifies the MJV and holds it harmless from and against any and all claims, losses, damages or expenses of whatsoever nature and howsoever arising which the MJV may suffer or incur as a result of the liabilities referred to in clause 9.5.8.8.

9.5.9          SALE VOETSTOOTS

               Subject to clause 9.5.11, the sale of the MJV Enterprise pursuant to this Agreement is and shall be voetstoots and subject to all rights, obligations, terms and conditions applicable thereto and to existing conditions of title (whether registered or not).

9.5.10         INSOLVENCY ACT ADVERTISEMENT

               The Parties agree that the sale of the MJV Enterprise pursuant to this Agreement shall not be published as contemplated in Section 34 of the Insolvency Act, 1936.

9.5.11         REPRESENTATIONS AND WARRANTIES

               The MJV represents and warrants that as at the date of signature hereof -

9.5.11.1            the MJV Enterprise is beneficially owned by it;

9.5.11.2            it is entitled and able to dispose of the MJV Enterprise;
                    and

9.5.11.3 no third party has any existing or future right (including any option or right of

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                    first refusal) to acquire the MJV Enterprise.

               The MJV shall be deemed to have repeated each such representation and warranty as at the Effective Date.

PART H

     GFL ANCILLARY ASSETS

10.1      SALE AND CESSION

          As one indivisible transaction -

10.1.1 GFL hereby sells to Beatrix, which hereby purchases from GFL, the OGH Shares; and

10.1.2 GFL hereby cedes to Beatrix, which hereby accepts such cession from GFL, all of its right, title and interest in and to the OGH Loans;

          with effect from the date of signature hereof, subject to the terms and conditions set out in this Agreement.

10.2      CONSIDERATION AND SETTLEMENT

10.2.1 The consideration payable by Beatrix to GFL in respect of the OGH Shares and the OGH Loans shall be an amount equal to the book value of the OGH Shares and the OGH Loans as reflected in the audited financial accounts ("the 2003 Accounts") of GFL as at 30 June 2003 ("the OGH Shares Consideration"). The OGH Shares Consideration shall be allocated as follows -

10.2.1.1 in respect of the OGH Loans, an amount equal to the face value thereof as reflected in the 2003 Accounts; and

10.2.1.2 in respect of the OGH Shares, an amount equal to the balance of the OGH Shares Consideration.

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10.2.2              The OGH Shares Consideration shall be settled on the date of signature hereof by way of Beatrix issuing new Beatrix ordinary shares equal to the value of the OGH Shares Consideration to GFL.

10.3      CLOSING

10.3.1 On the date of signature hereof, GFL shall deliver to Beatrix, against compliance by Beatrix of its obligations in terms of clause 10.2, the share certificates in respect of the OGH Shares together with transfer forms in respect thereof duly completed and signed by GFL in accordance with the articles of association of OGH, but blank as to transferee.

10.3.2 Notwithstanding the date of signature hereof, but subject to the fulfilment of the Conditions Precedent, ownership, risk in and to and the benefit of the OGH Shares and the OGH Loans shall pass to Beatrix with effect from the date of signature hereof.

10.4      REPRESENTATIONS AND WARRANTIES

          GFL represents and warrants that as at the date of signature hereof, the OGH Shares and the OGH Loans are beneficially owned by it, that no third party has any existing or future right (including any option or right of first refusal) to acquire any of them and that it is entitled and able to dispose of them. GFL shall be deemed to have repeated each such representation and warranty as at the date of signature hereof.

10.5      INDEMNITY

          Beatrix shall, with effect from the date of signature hereof, indemnify and hold GFL and each of its Affiliates and its and their respective directors, employees and officers harmless from and against any and all claims, losses, damages or expenses of whatsoever nature or howsoever arising which GFL or any of its Affiliates or its or their respective directors, employees or officers may suffer or incur as a result of any act or omission of OGH before or after the date of signature hereof.

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PART I

11.  INDIVISIBILITY

11.1 The sale of each of the Security Shares, the Security Loans, the Beatrix Enterprise, the Kloof Enterprise, the Driefontein Enterprise, the Contiguous Rights and the Ancillary Assets shall constitute one indivisible transaction.

11.2 If any one fails to take effect or having taken effect is afterwards cancelled or falls away or is otherwise terminated or ceases to be of any force or effect for any reason, then each other part of this Agreement shall fail to take effect or, if having taken effect, shall similarly be cancelled or fall away or otherwise be terminated and be of no further force or effect.

12.  ARBITRATION

12.1 Any dispute between the Parties arising out of or in connection with this Agreement or its interpretation or their respective rights and obligations under this Agreement or its cancellation or any matter arising out of its cancellation, shall be submitted to and decided by arbitration.

12.2 The arbitration shall be held in accordance with the rules of the Arbitration Foundation of South Africa by a practising Senior Counsel of not less than 5 (five) years' standing who shall be agreed upon between the Parties or, failing agreement within 10 (ten) Business Days after submission for arbitration, appointed by the Arbitration Foundation of South Africa.

12.3 The arbitrator shall be obliged to give the reasons for any decision made by him in the course of the arbitration.

12.4 Nothing in this clause 12 shall preclude any Party from seeking any interim or urgent relief from any competent court having jurisdiction pending the institution of any arbitration proceedings in terms of this clause 12.

13.  BREACH

     No Party shall be entitled to cancel this Agreement for any breach by any other Party

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     unless the breach is material and goes to the root of the agreement in question and being such a breach is not capable of being remedied by specific performance within a reasonable time after the occurrence of the breach, or by the payment of damages, or if it is capable of being so remedied is not so remedied within a reasonable time after the Party in breach receives written notice to do so.

14.  GENERAL

14.1 This Agreement contains the entire agreement between the Parties in respect of the transactions recorded in it.

14.2 No Party shall have any claim or right of action arising from any undertaking, representation or warranty not included in this Agreement.

14.3 No failure by a Party to enforce any provision of this Agreement shall constitute a waiver of such provision or effect in any way a Party's right to require performance of any such provision at any time in the future, not shall the waiver of any subsequent breach nullify the effectiveness of the provision itself.

14.4 No agreement to vary, add to or cancel this Agreement or any of its terms shall be of any force or effect unless reduced to writing and signed by or on behalf of all the Parties.

14.5 No Party may cede any of its rights or delegate any of its obligations under this Agreement.

14.6 Termination of this Agreement for any cause shall not release a Party from any liability which at the time of termination has already accrued to such Party or which thereafter may accrue in respect of any act or omission prior to such termination.

14.7 This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any Party may enter into this Agreement by signing any such counterpart.

15.  DOMICILIUM CITANDI ET EXECUTANDI

15.1 The Parties choose as their domicilia citandi citandi et executandi for all purposes

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     under this Agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any option), the following address -

                    Physical: 24 St Andrew Road
                              Parktown, 2193
                              Johannesburg

                    Postal:   Postnet Suite 252
                              Private Bag X30500
                              Houghton
                              2041

                    Telefax:  +27 11 484 0627

15.2 Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax.

15.3 Any Party may by notice to any other Party change the physical address chosen as its domicilium citandi et executandi to another physical address where postal delivery occurs in Gauteng or its postal address or its telefax number, provided that the change shall become effective on the 5th Business Day from the deemed receipt of the notice by such other Party.

15.4      Any notice to a Party -

15.4.1 delivered by hand to a responsible person during ordinary business hours at the physical address chosen as its domicilium citandi et executandi shall be deemed to have been received on the day of delivery; or

15.4.2 sent by telefax to its chosen telefax number stipulated in clause 15.1, shall be deemed to have been received on the date of successful despatch (unless the contrary is proved).

15.5 Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a Party shall be an adequate written notice or

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          communication to it notwithstanding that it was not sent or delivered at its chosen domicilium citandi et executandi.

16.  CONFIDENTIALITY

     The Parties undertake to ensure that the Security Consideration, the Beatrix Purchase Consideration, the Driefontein Purchase Consideration, the Kloof Purchase Consideration, the Contiguous Purchase Consideration, the SA Service Division Purchase Consideration, the Shared Services Ancillary Consideration, the Golden Produce Ancillary Consideration, the Beatrix Ancillary Consideration, the MJV Purchase Consideration and the OGH Shares Consideration and any other details of this Agreement are kept confidential and are not disclosed to any other person, subject to the Parties' obligations to their shareholders, the regulatory authorities or any law.

17.  GOVERNING LAW AND SUBMISSION TO JURISDICTION

17.1 This Agreement will be interpreted and implemented in accordance with the laws of the Republic of South Africa (other than its rules of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby).

17.2 Subject to clause 12, each Party to this Agreement irrevocably and unconditionally submits itself and its property, in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgement in respect of this agreement, to the non-exclusive jurisdiction of the High Court of South Africa (Witwatersrand Local Division or its successor).

18.  COSTS

     All costs of and incidental to the preparation of this Agreement and its implementation, shall be borne by Newco.

19   SALE AS A GOING CONCERN

19.1      It is recorded and agreed that -

19.1.1 the sale of the Beatrix Enterprise is the sale of an enterprise as a going concern;

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19.1.2         the Beatrix Enterprise will be an income-earning activity on the
               Effective Date; and

19.1.3 the assets which are necessary for carrying on the Beatrix Enterprise are being disposed of by Beatrix to Newco in terms of this Agreement.

19.2      It is recorded and agreed that -

19.2.1 the sale of the Driefontein Enterprise is the sale of an enterprise as a going concern;

19.2.2 the Driefontein Enterprise will be an income-earning activity on the Effective Date; and

19.2.3 the assets which are necessary for carrying on the Driefontein Enterprise are being disposed of by Driefontein to Newco in terms of this Agreement.

19.3      It is recorded and agreed that -

19.3.1 the sale of the Kloof Enterprise is the sale of an enterprise as a going concern;

19.3.2 the Kloof Enterprise will be an income-earning activity on the Effective Date; and

19.3.3 the assets which are necessary for carrying on the Kloof Enterprise are being disposed of by Kloof to Newco in terms of this Agreement.

19.4      It is recorded and agreed that -

19.4.1 the sale of the MJV Enterprise is the sale of an enterprise as a going concern;

19.4.2 the MJV Enterprise will be an income-earning activity on the Effective Date; and

19.4.3 the assets which are necessary for carrying on the MJV Enterprise are being disposed of by the MJV to Newco in terms of this Agreement.

19.5      It is recorded and agreed that -

19.4.1 the sale of the SA Service Division is the sale of an enterprise as a going concern;

19.4.2 the SA Service Division will be an income-earning activity on the Effective Date; and

19.4.3 the assets which are necessary for carrying on the SA Service Division are being disposed of by GFLMS to Newco in terms of this Agreement.

     Accordingly, the Parties intend that these transactions will be zero-rated pursuant to the provisions of Section 11(1)(e) of the VAT Act. Beatrix, Driefontein, Kloof, MJV and GFLMS will, on this basis, issue a zero-rated tax invoice to Newco. The Beatrix Purchase Consideration, the Driefontein Purchase Consideration, the Kloof Purchase Consideration, the MJV Purchase Consideration and the SA Service Division Purchase Consideration are exclusive of value-added tax (if any) which may be payable in respect of this transaction. Notwithstanding the above, if VAT becomes payable for any reason whatsoever, the purchaser of the enterprise in question shall pay same to the seller in question on the presentation of a valid tax invoice.

20.  ACCOUNTS

     GFL warrants that, to the best of its knowledge, the audited financial accounts of GFL and its Affiliates as at 30 June 2003 and the management accounts ("the Management Accounts) to be prepared as at, and for the period from the date of the audited accounts to the Effective Date (including the Beatrix Accounts, the Driefontein Accounts, the GFL Accounts, the GFLMS Accounts, the Kloof Accounts and the MJV Accounts), have been or will be, as the case may be, prepared -

20.1 in accordance with Generally Accepted Accounting Practices of South Africa (including the Companies Act and all other applicable laws);

20.2 subject to clause 20.1, in a manner such as to fairly present the state of affairs, operations and results of the companies and businesses concerned as at the date thereof and for the period to which they relate; and

20.3 unless inconsistent with clause 20.2, upon the same bases and applying the same criteria as were applied in the preparation of the audited financial statements of the parties concerned in previous financial years.

21.  LOAN ACCOUNTS

     To the extent that Newco raises finance from any third party, Newco shall apply such funds to proportionately reduce the loan accounts created in terms of clauses 5.3, 6.3, 7.3, 8.3, 9.1.3, 9.2.2.2, 9.3.2.2, 9.4.2.2 and
     9.5.3.

SIGNED AT_______________________ON__________________________________________2003
                                FOR: BEATRIX MINING VENTURES LIMITED

                                ________________________________________________
                                DIRECTOR
                                WHO WARRANTS THAT HE IS DULY AUTHORISED THERETO
AS WITNESSES:

1.   _________________

2.   _________________

SIGNED AT_______________________ON__________________________________________2003
                                FOR: DRIEFONTEIN CONSOLIDATED
                                     (PROPRIETARY) LIMITED

                                ________________________________________________
                                DIRECTOR
                                WHO WARRANTS THAT HE IS DULY AUTHORISED THERETO
AS WITNESSES:

1.   _________________

2.   _________________

SIGNED AT_______________________ON__________________________________________2003
                                FOR: KLOOF GOLD MINING COMPANY LIMITED

                                ________________________________________________
                                DIRECTOR
                                WHO WARRANTS THAT HE IS DULY AUTHORISED THERETO
AS WITNESSES:

1.   _________________

2.   _________________

SIGNED AT_______________________ON__________________________________________2003
                                FOR: GFL MINING SERVICES LIMITED

                                ________________________________________________
                                DIRECTOR
                                WHO WARRANTS THAT HE IS DULY AUTHORISED THERETO
AS WITNESSES:

1.   _________________

2.   _________________

SIGNED AT_______________________ON__________________________________________2003
                                FOR: GOLD FIELDS LIMITED

                                ________________________________________________
                                DIRECTOR
                                WHO WARRANTS THAT HE IS DULY AUTHORISED THERETO
AS WITNESSES:

1.   _________________

2.   _________________

SIGNED AT_______________________ON__________________________________________2003
                                FOR: NEWSHELF 706 LIMITED

                                ________________________________________________
                                WHO WARRANTS THAT HE IS DULY AUTHORISED THERETO
AS WITNESSES:

1.   _________________

2.   _________________

                                                                    ANNEXURE "A"

                     MARKETABLE SECURITIES TO BE TRANSFERRED

Shares as at June 2003

CHAMBER OF MINES

                                       Number             Value
Beatrix Mine                           54,591             317,007
Driefontein Consolidated              145,109             664,570
Kloof Consolidated                    119,889             600,083
St Helena                               5,151              30,000
                                      ---------------------------
Total                                 324,740           1,611,660
                                      ---------------------------

RAND REFINERY

                                       Number             Value
Beatrix Mine                           19,568           3,919,912
Driefontein Consolidated               53,281           6,180,021
Kloof Consolidated                     52,141           8,360,665
Oryx                                    2,151             316,909
St Helena                               3,160             608,000
                                      ---------------------------
Total                                 130,301          19,385,507
                                      ---------------------------

RAND MUTUAL ASSURANCE

                                        Number             Value
Beatrix                                    361              7,240
Driefontein Consolidated                 1,223             20,212
Kloof Consolidated                       1,447             28,951
St Helena                                  473              9,000
GFL(MS) - Loan                                                200
                                         ------------------------
Total                                    3,504             65,603
                                         ------------------------

TEBA

                                        Number            Value
Beatrix                                  62,623           303,921
Beatrix - loan                                             77,057
Driefontein Consolidated                200,743           695,275
Kloof Consolidated                      185,599           637,329
Oryx                                     27,371            93,809
Saints                                   31,630           114,999
                                        -------------------------
                                        507,966         1,922,390
                                        -------------------------

                                                                    ANNEXURE "B"

                   BEATRIX MINING AND MINERAL RIGHTS AND LAND

                                                                   ANNEXURE "B1"

                         BEATRIX MINING VENTURES LIMITED
                                 (BEATRIX MINE)
                                  MINING LEASES
                            YEAR ENDING 30 JUNE 2003

-------------------------------------------------------------------------------------------------------------------------
              MINING LEASE                                               TOTAL        NO OF
   REF             NO                  FARM                 DISTRICT    AREA(HA)      CLAIMS            COMMENTS
-------------------------------------------------------------------------------------------------------------------------
SHM/M2/02         19/92             Kalkoenkrans 225       Theunissen      4         176.2092    Diagram S G No 291/1991
             (Cession 20/92)                                              RE 1       626.3671    RMT No M32/91
                                                                           2         855.8821
                                    Palmietkuil 328        Theunissen     RE         425.8044
                                                                          RE 1       856.5209
                                                                           4         513.9175
                                                                           5         342.6625
                                                                           6         428.2299
                                  Boschluisspruit 278      Theunissen      1         545.0323
                                                                                    ---------
                                                                                    4770.6259
                                                                                    ---------
-------------------------------------------------------------------------------------------------------------------------
SHM/M2/03       No 5/1984           Mooivlakle 199         Theunissen   Portion      178.3756        RMT No M10/1983
            (Cession 15/2000)    Annex Mooivlakle 208      Theunissen     Farm        15.0216    Diagram S G No 1376/1982
                                      Digilo 405           Theunissen   Portion       23.1765
                                    Leeuwaarden 171        Theunissen     Farm        86.5759
                                     Doorndeel 236         Theunissen     Farm       285.4806
                                     Harmonie 579          Theunissen   Portion      333.4986
                                     Leeuwbult 52          Theunissen      RE       1296.9150
                                                                                    ---------
                                                                                    2219.0438
                                                                                    ---------
-------------------------------------------------------------------------------------------------------------------------

                                                                   ANNEXURE "B2"

                         BEATRIX MINING VENTURES LIMITED
                                 (BEATRIX MINE)
                                 MINERAL RIGHTS
                            YEAR ENDING 30 JUNE 2003

--------------------------------------------------------------------------------------

OPERATION       REF          TITLE            FARM           DISTRICT       PORTION
--------------------------------------------------------------------------------------
 Beatrix     SHM/M1/13    K365/2000RM     Leeuwvlei 115     Theunissen     1(Leeunek)

                                          Goedemoed 143     Theunissen         RE

                                          Excelsior 147     Theunissen          1

--------------------------------------------------------------------------------------
 Beatrix     SHM/M1/14    K332/2000RM      Siberia 164      Theunissen       RE(1/2)
                                         Leeuwaarden 171    Theunissen    Pulchrum 189
                                                                            (1/2)
                                         Leeuwaarden 171    Theunissen     Digito 405
                                                                             (1/2)
--------------------------------------------------------------------------------------
 Beatrix     SHM/M1/15    K333/2000RM      Siberia 164      Theunissen      RE(1/2)

                                         Leeuwaarden 171    Theunissen    Pulchrum 189
                                                                             (1/2)
                                         Leeuwaarden 171    Theunissen     Digito 405
                                                                             (1/2)
--------------------------------------------------------------------------------------
 Beatrix     SHM/M1/16    K334/2000RM       Grusde 229      Theunissen         RE
                                          Mooivlakte 1199   Theunissen    Annex Grusde
                                                                              474
--------------------------------------------------------------------------------------
 Beatrix     SHM/M1/17    K335/2000RM     Rondehoek 200     Theunissen        Farm

                                            Kovno 235       Theunissen        Farm

--------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
               AREA      EQ AREA
OPERATION      (HA)        (HA)                 RIGHTS HELD                 COMMENTS
------------------------------------------------------------------------------------
 Beatrix      58.6403                      All rights to minerals
                                         (precious stones excluded)
             186.2429                      All rights to minerals
                                         (precious stones excluded)
             247.7433                      All rights to minerals
                                         (precious stones excluded)
------------------------------------------------------------------------------------
 Beatrix      42.8273    21.4137      All rights to metals and minerals
              42.7210    21.3605      All rights to metals and minerals

              85.6532    42.8266      All rights to metals and minerals

------------------------------------------------------------------------------------
 Beatrix      42.8273    21.4137    All rights to metals and minerals,
                                    precious and semi-precious stones
              42.7210    21.3605    All rights to metals and minerals,
                                    precious and semi-precious stones
              85.6532    42.8266    All rights to metals and minerals,
                                    precious and semi-precious stones
------------------------------------------------------------------------------------
 Beatrix      111.195                     All rights to minerals
              15.0507                     All rights to minerals

------------------------------------------------------------------------------------
 Beatrix     142.7953               All rights to precious metals and
                                              base minerals
              15.2177               All rights to precious metals and
                                              base minerals
------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

OPERATION        REF          TITLE              FARM           DISTRICT      PORTION
----------------------------------------------------------------------------------------
 Beatrix      SHM/M1/17    K335/2000RM       Vlakpan 358       Theunissen       Farm

                                           Doorn Rivier 330    Theunissen      2(Tewie)

                                           Weltevreden 443     Theunissen    MA 2(-/MA 1)
----------------------------------------------------------------------------------------
 Beatrix      SHM/M1/18    K336/2000RM      Excelsior 147      Theunissen        RE
----------------------------------------------------------------------------------------
 Beatrix      SHM/M1/19    K337/2000RM     Leeuwaarden 171     Theunissen        RE
----------------------------------------------------------------------------------------
 Beatrix      SHM/M1/20    K343/2000RM       Harmonie 579      Theunissen     Farm(3/5)
----------------------------------------------------------------------------------------
 Beatrix      SHM/M1/21    K344/2000RM      Mooivlakte 199     Theunissen        RE

                                              Grusde 229                        Annex
                                                                             Mooivlakte
                                                                                 208
----------------------------------------------------------------------------------------
 Beatrix      SHM/M1/22    K345/2000RM      Doorndeel 236      Theunissen       Farm
----------------------------------------------------------------------------------------
   4#         SHM/M1/23    K327/2000RM     Kalkoenkrans 225    Theunissen    RE 1 (1/6)
----------------------------------------------------------------------------------------
   4#         SHM/M1/24    K328/2000RM     Kalkoenkrans 225    Theunissen    RE 1 (1/6)
----------------------------------------------------------------------------------------
   4#         SHM/M1/25    K331/2000RM     Kalkoenkrans 225    Theunissen    RE 1 (1/6)
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                 AREA     EQ AREA
OPERATION        (HA)       (HA)               RIGHTS HELD                   COMMENTS
-------------------------------------------------------------------------------------
 Beatrix       200.7725                All rights to precious metals and
                                                 base minerals
                627.838                All rights to metals and minerals,
                                               precious and base
               176.2476                All rights to precious metals and
                                                 base minerals
-------------------------------------------------------------------------------------
 Beatrix        428.266                All rights to metals and minerals,
                                          precious and base, excluding
                                                    diamonds
-------------------------------------------------------------------------------------
 Beatrix        85.6532                All rights to metals and minerals,
                                                precious and base
-------------------------------------------------------------------------------------
 Beatrix       620.2220   372.1332          All rights to minerals
-------------------------------------------------------------------------------------
 Beatrix       336.3729                All rights to minerals(excluding
                                                  diamonds)
                                       ----------------------------------
                15.0507                All rights to minerals(excluding
                                                  diamonds)
-------------------------------------------------------------------------------------
 Beatrix       286.9382                All rights to metals and minerals,
                                       precious and base, and precious
                                                     stones
-------------------------------------------------------------------------------------
   4#          626.8749   104.4791     All rights to metals and minerals,
                                       precious and base, and precious
                                                     stones
-------------------------------------------------------------------------------------
   4#          626.8749   104.4791     All rights to metals and minerals,
                                       precious and base, and precious
                                                     stones
-------------------------------------------------------------------------------------
   4#          626.8749   104.4791     All rights to metals and minerals,
                                       precious and base, and precious
                                                     stones
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

OPERATION         REF          TITLE             FARM             DISTRICT     PORTION
----------------------------------------------------------------------------------------
   4#          SHM/M1/26    K324/2000RM    Kalkoenkrans 225      Theunissen   RE 1 (1/6)
----------------------------------------------------------------------------------------
   4#          SHM/M1/27    K329/2000RM    Kalkoenkrans 225      Theunissen   RE 1 (1/6)
----------------------------------------------------------------------------------------
   4#          SHM/M1/28    K339/2000RM    Kalkoenkrans 225      Theunissen   RE 1 (1/6)
----------------------------------------------------------------------------------------
   4#          SHM/M1/29    K342/2000RM    Boschluisspruit 278   Theunissen       1
                                                                              (Makoupan)
----------------------------------------------------------------------------------------
   4#          SHM/M1/30    K325/2000RM    Palmietkuil 328       Theunissen       6
                                                                                  RE
----------------------------------------------------------------------------------------
   4#          SHM/M1/31    K330/2000RM    Kalkoenkrans 225      Theunissen       4
                                                                              (Johannes)
----------------------------------------------------------------------------------------
   4#          SHM/M1/32    K326/2000RM    Palmietkuil 328       Theunissen      RE 1
                                                                              (Mariana)
----------------------------------------------------------------------------------------
   4#          SHM/M1/33    K440/2000RM    Palmietkuil 328       Theunissen     3(1/2)
                                                                                2(1/2)
                                                                                4(1/2)
----------------------------------------------------------------------------------------
   4#          SHM/M1/34    K341/2000RM    Palmietkuil 328       Theunissen     5(-/1)
----------------------------------------------------------------------------------------
   4#          SHM/M1/35    K340/2000RM    Kalkoenkrans 225      Theunissen        2
                                                                              (Beverley)
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
               AREA      EQ AREA
OPERATION      (HA)        (HA)              RIGHTS HELD                    COMMENTS
------------------------------------------------------------------------------------
   4#         626.8749   104.4791    All rights to metals and minerals,
                                       precious and base, and precious
                                                    stones
------------------------------------------------------------------------------------
   4#         626.8749   104.4791    All rights to metals and minerals,
                                       precious and base, and precious
                                                    stones
------------------------------------------------------------------------------------
   4#         626.8749   104.4791    All rights to metals and minerals,
                                       precious and base, and precious
                                                    stones
------------------------------------------------------------------------------------
   4#         545.3254               All rights to metals and minerals,
                                       precious and non-precious, and
                                              precious stones
------------------------------------------------------------------------------------
   4#          428.266                     All rights to minerals
               428.266                     All rights to minerals
------------------------------------------------------------------------------------
   4#         176.1319                 All rights to metals, minerals
                                            and precious stones
------------------------------------------------------------------------------------
   4#         856.5320                     All rights to minerals
------------------------------------------------------------------------------------
   4#         428.2660   214.1330          All rights to minerals
               85.6532    42.8266          All rights to minerals
              513.9192   256.9596          All rights to minerals
------------------------------------------------------------------------------------
   4#         342.6128                     All rights to minerals
------------------------------------------------------------------------------------
   4#         856.5320                     All rights to minerals
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    AREA    EQ AREA
OPERATION      REF        TITLE          FARM          DISTRICT       PORTION       (HA)      (HA)        RIGHTS HELD       COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Sand River  SHM/M1/36  K399/2000RM    Hakkies 695     Ventersburg     4 (-/1)     256.9596            All rights to gold
                                                                     (Bakkies)                         and other precious
                                                                                                       and base minerals
                                                                                                       and metals, coal,
                                                                                                       oil and oil shale
                                                                        RE 1      278.3729            All rights to gold
                                                                      (Tewie)                         and other precious
                                                                                                     and base minerals and
                                                                                                     metals, coal, oil and
                                                                                                           oil shale
                                       Yatala 73      Ventersburg       RE        321.1995            All rights to gold
                                                                                                      and other precious
                                                                                                     and base minerals and
                                                                                                       metals, excluding
                                                                                                       diamonds and coal
                                    Kalkoenkrans 225  Theunissen         3        942.1852            All rights to gold
                                                                     (Welkom)                         and other precious
                                                                                                      and base metals and
                                                                                                      minerals, precious
                                                                                                     stones and diamonds,
                                                                                                          and mineral
                                                                                                      substances of every
                                                                                                        kind whatsoever,
                                                                                                     including coal, shale
                                                                                                     mineral oil excepted
                                                                        RE        855.6041            All rights to gold
                                                                                                           and other
                                                                                                       precious and base
                                                                                                     metals and minerals,
                                                                                                      precious stones and
                                                                                                     diamonds, and mineral
                                                                                                      substances of every
                                                                                                        kind whatsoever,
                                                                                                     including coal, shale
                                                                                                     mineral oil excepted
                                       Yatala 73      Ventersburg  Glen Ross 654  321.1995            The mineral rights
                                    Stillewoning 703  Ventersburg       Farm      690.9801            The mineral rights
------------------------------------------------------------------------------------------------------------------------------------
Sand River  SHM/M1/37  K519/2000S       Mond van      Theunissen     MA 6(-/MA1)  172.9405               All rights to
                                     Doornrivier 38                   (on RE)                         precious metals and
                                                                                                         base minerals
                                                                                                      excluding diamonds,
                                                                                                     coal, sand, stone and
                                                                                                              clay
                                                                   MA 4 (-/MA 2)                         All rights to
                                                                    (on Ptn 1)                        precious metals and
                                                                                                         base minerals
                                                                                                      excluding diamonds,
                                                                                                     coal, sand, stone and
                                                                                                              clay
                                                                   MA 5 (-/MA 3)                         All rights to
                                                                    (on Ptn 2)                        precious metals and
                                                                                                         base minerals
                                                                                                      excluding diamonds,
                                                                                                     coal, sand, stone and
                                                                                                             clay
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                AREA     EQ AREA
OPERATION         REF       TITLE           FARM         DISTRICT   PORTION     (HA)       (HA)         RIGHTS HELD         COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
               SHM/M1/37  K519/2000S   Lekkerlewe 1660   Winburg      Farm     85.6532               All rights to gold,
                (cont.)                                                                           precious and base metals
                                                                                                  and minerals, excluding
                                                                                                   diamonds, coal, sand,
                                                                                                       stone and clay

                                         Dicier 1935     Winburg      Farm     85.6532               All rights to gold,
                                                                                                  precious and base metals
                                                                                                  and minerals, excluding
                                                                                                   diamonds, coal, sand,
                                                                                                       stone and clay
                                        Monstari 1798    Winburg      Farm    128.4798               All rights to gold,
                                                                                                  precious and base metals
                                                                                                  and minerals, excluding
                                                                                                    diamonds, coal, sand,
                                                                                                       stone and clay
                                         Togazo 1795     Winburg      Farm     85.6532               All rights to gold,
                                                                                                  silver, precious stones
                                                                                                   and base minerals and
                                                                                                      metals excluding
                                                                                                    diamonds, coal, sand,
                                                                                                       stone and clay

                                         Josero 1796     Winburg      Farm     82.8426               All rights to gold,
                                                                                                  silver, precious stones
                                                                                                   and base minerals and
                                                                                                      metals excluding
                                                                                                    diamonds, coal, sand,
                                                                                                       stone and clay
                                          Zippa 1797     Winburg      Farm     47.2164               All rights to gold,
                                                                                                  silver, precious stones
                                                                                                   and base minerals and
                                                                                                      metals excluding
                                                                                                   diamonds, coal, sand,
                                                                                                       stone and clay
                                       Welgelegen 382    Winburg    RE (1/2)  168.4500    84.225  All rights to gold and
                                                                                                  other precious and base
                                                                                                  metals and minerals and
                                                                                                      precious stones
                                                                                                  excluding diamonds coal,
                                                                                                    sand, stone and clay
------------------------------------------------------------------------------------------------------------------------------------
"Doorn Rivier"  SHM/M1/38  K839/2000RM  Doorn Rivier 330  Theunissen   RE     1271.0935           The right to metals and
                                                                                                  minerals, precious and
                                                                                                    base (diamond rights
                                                                                                          excluded)
------------------------------------------------------------------------------------------------------------------------------------

                                                                   ANNEXURE "B3"

                         BEATRIX MINING VENTURES LIMITED
                                 (BEATRIX MINE)
                              SURFACE RIGHT PERMITS
                            YEAR ENDING 30 JUNE 2003

-----------------------------------------------------------------------------------------------------------------------------
                                                                    AREA
    REF          PERMIT NO            FARM             RMT NO       (HA)                         PURPOSE
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/91         24/88          Leeuwbult 52         0.47/88      4.7404     Explosives magazines with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/92         74/88          Leeuwbult 52         0.46/88      0.8585     Electrical substation with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/93         76/88          Leeuwbult 52         0.44/88     21.9550     Mine stores with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/94         118/87         Leeuwbult 52         0.79/87      9.3046     Training centre with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/95         119/87         Leeuwbult 52         0.76/87     18.2892     Recreation and sports fieldswith fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/96         120/87         Leeuwbult 52         0.80/87     12.4050     Gold recovery plant with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/97         121/87         Leeuwbult 52         0.77/87     19.5636     Waste rock dump with fencing
                                                                  13.4720     Shaft equipment with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/98         148/87         Harmonie 579         0.78/87      5.8297     Sewage disposal works with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/99         171/90         Leeuwbult 52        0.180/90    120.2612     Evaporation dams with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/100        304/90         Leeuwbult 52 &       0.30/88    192.9481     Evaporation dams with fencing
                                 Harmonie 579
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/101        296/90         Leeuwbult 52 &      0.298/90    127.5091     Evaporation dams with fencing
                                 Harmonie 579
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/102        291/90         Leeuwbult 52        0.292/90      4.0537     Reef stockpile with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/103        004/91         Leeuwbult 52        0.347/90      5.9334     Security barracks and incidental amenities with
                                                                              fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/104        43/91          Leeuwbult 52         0.27/91      0.0643     Cementary for mine employees with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/105        49/91          Leeuwbult 52        0.147/90      0.0060     Mine road, underground electric cable
                                                                              and storm water drains
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/106        52/91          Harmonie 579 &       0.41/88       24831     Parking with fencing
                                 Leeuwbult 52                      0.0020     Access road
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/107        59/91          Harmonie 579         0.44/91      0.0015     Mine road
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/108        60/91          Leeuwbult 52         0.45/91    175.1854     Slimes dam with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/109        42/91          Leeuwbult 52        0.190/90      0.0003     Buried sewage pipe line
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/110        44/91          Leeuwbult 52        0.182/90      0.0003     Buried sewage pipe line
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/111        79/91          Leeuwbult 52         0.60/91     12.6608     Shaft equipment with fencing
-----------------------------------------------------------------------------------------------------------------------------
SHM/S1/112        88/91          Leeuwbult 52         0.61/91      3.8860     Mine offices with fencing
-----------------------------------------------------------------------------------------------------------------------------

                                                                  AREA
   REF       PERMIT NO           FARM              RMT NO         (HA)                           PURPOSE
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/113     116/91        Leeuwbult 52         0.114/91       0.0006    Underground earth cable
                            & Harmonie 579
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/114     119/91        Leeuwbult 52         0.113/91       0.0006    Buried sewage pipe line
                            & Harmonie 579
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/115     123/91         Leeuwbult 52        0.112/91       0.0003    Surface water pipe line
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/116     173/91        Mooivlakte 199       0.202/90       0.0008    Underground water pipe line
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/117     176/91         Leeuwbult 52        0.166/91      33.3543    Residential quarters for mine employees
                            & Harmonie 579                                 and incidental amenities with fencing
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/118     164/91        Mooivlakte 199       0.155/91       8.7379    Airstrip with fencing
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/119     234/91         Harmonie 579        0.200/90       0.0006    Underground water pipe line
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/120     250/91         Leeuwbult 52        0.242/91       0.5715    Extension for parking for mine employees with fencing
                            & Harmonie 579
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/121     145/92         Leeuwbult 52        0.203/90       0.0003    Underground water pipe line
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/122      73/93         Leeuwbult 52         0.70/93       1.6686    Main substation with fencing
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/123      83/93         Leeuwbult 52         0.38/93       0.2600    Surface water pipe line
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/124      93/93         Leeuwbult 52         0.89/93       0.2625    Mine railway line
--------------------------------------------------------------------------------------------------------------------------------
SHM/S1/125      96/93         Harmonie 579        0.128/90       9.5066    Extension to sewage works with fencing
--------------------------------------------------------------------------------------------------------------------------------

                                                                   ANNEXURE "B4"

                        BEATRIX MINING VENTURES LIMITED
                                 (BEATRIX MINE)
                                   SERVITUDES
                            YEAR ENDING 30 JUNE 2003

                                                                      AREA
   REF       TITLE           FARM           DISTRICT      PORTION    (HA)             RIGHTS HELD                    DIAGRAM
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/01 K1461/1984S  Kalkoenkrans 225     Theunissen      2       856.532  Servitude for a pipe line       Diagram SG No 972/1983
                                                        (Beverley)           with related rights
------------------------------------------------------------------------------------------------------------------------------------
SHM/M2/02 K1755/1984S  Kalkoenkrans 225     Theunissen    RE 1     626.8749  Servitude for a water pipe      Diagram SG No 971/1983
                                                         (Irene)             line with related rights
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/03  K232/1985S   Annex Glen Ross     Theunissen      3       93.1316  Servitude for a water pipe line Diagram SG No 970/1983
                              562
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/04 K1490/1984S  Stillewoning 703    Ventersburg     RE      592.4789  Servitude for a water pipe line Diagram SG No 969/1983
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/05 K1322/1984S   Jonkers Rust 72    Ventersburg    Farm     565.5395  Servitude for a water pipe line Diagram SG No 968/1983
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/06  K363/2000S    Rondehoek 200      Theunissen    Farm     142.7953  Servitude for a water pipe line Diagram SG No 834/1988
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/07  K364/2000S   Mooivlakte 199      Theunissen     RE      336.3729  Servitude for a water pipe line Diagram SG No 833/1988
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/08  K505/2000S   Mooivlakte 199      Theunissen     RE      336.3729  Servitude for a landing strip   Diagram SG No 266/1981
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/09  K369/2000S    Rondehoek 200      Theunissen    Farm     142.7953  Servitude for a landing strip   Diagram SG No 267/1981
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/10  K368/2000S     Dicier 404        Theunissen    Farm      85.6532  Servitude for a right of ay     Diagram SG No 1005/1991
------------------------------------------------------------------------------------------------------------------------------------
SHM/S2/11  K367/2000S       Toulon 368      Theunissen    Farm      596.092  Servitude for a power and
                                                                             pipe line                       Diagram SG No 745/1978
                      Klein Palmietkuil 407 Theunissen     RE      281.6872  Servitude for a power and
                                                                             pipe line                       Diagram SG No 744/1978
------------------------------------------------------------------------------------------------------------------------------------

                                                                    ANNEXURE"B5"

                         BEATRIX MINING VENTURES LIMITED
                                 (BEATRIX MINE)
                                   REAL RIGHTS
                            YEAR ENDING 30 JUNE 2003

                                                               AREA
   REF       TITLE           FARM         DISTRICT  PORTION    (HA)              RIGHTS HELD                  COMMENTS
----------------------------------------------------------------------------------------------------------------------
SHM/M8/06  K370/2000S  Leeuwaarden 171  Theunissen    RE      85.6532
                         Doorndeel 236  Theunissen   Farm    286.9382
                         Silesia 409    Theunissen    RE       89.786  Real Rights : Right to Claim licence
                         Siberia 164    Theunissen    RE      42.8273  moneys and Mining Lease rentals
                         Pulchrum 189   Theunissen   Farm      42.721
                          Digito 405    Theunissen   Farm     85.6532
----------------------------------------------------------------------------------------------------------------------
SHM/M8/07  K371/2000S       Plecy 82    Theunissen   Farm    342.6128  Real Rights : Right to Claim licence
                                                                       moneys and Mining Lease rentals
----------------------------------------------------------------------------------------------------------------------

                                                                    ANNEXURE"B6"

                        BEATRIX MINING VENTURES LIMITED
                                 (BEATRIX MINE)
                                 FREEHOLD FARMS
                            YEAR ENDING 30 JUNE 2003


  OPERATION      REF        TITLE           FARM            DISTRICT     PORTION
----------------------------------------------------------------------------------
     4#       SHM/T1/01  T11467/1982    Palmietkuil 328    Theunissen     RE 1
                                                                        (Mariana)
----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/04   T3478/1954   Katboschdraai 22      Welkom         1
----------------------------------------------------------------------------------
     4#       SHM/T1/05  T15185/1981   Kalkoenkrans 225    Theunissen       4
                                                                        (Johannes)
                                        Palmietkuil 328    Theunissen       6
                                                                           RE
----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/06    T111/1952      Wolvepan 85        Welkom         1
                                                                       (Waterbron)
----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/07   T1115/1956      Rietpan 123        Welkom         1
----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/08   T4796/1958    Walkersvlei 133      Welkom       Farm
----------------------------------------------------------------------------------
     4#       SHM/T1/10  T16262/1992  Annex Glen Ross 562  Theunissen       9
                                       Kalkoenkrans 225    Theunissen      RE 1
                                                                         (Irene)
----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/15  T24032/2000    Leeuwbult 52       Theunissen      RE
----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/16  T22467/2000    Harmonie 579       Theunissen      RE

----------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/17  T23077/2000    Leeuwaarden 171    Theunissen      RE
                                         Doorndeel 236     Theunissen      RE

----------------------------------------------------------------------------------

                 AREA    EQ AREA
  OPERATION      (HA)     (HA)            RIGHTS HELD                COMMENTS
----------------------------------------------------------------------------------
     4#        856.5320                     Surface

----------------------------------------------------------------------------------
Beatrix Mine   144.6974                     Surface             Evaporation system
----------------------------------------------------------------------------------
     4#        176.1319                     Surface

               428.2660                     Surface
               428.2660                     Surface
----------------------------------------------------------------------------------
Beatrix Mine   358.2998                     Surface             Evaporation system

----------------------------------------------------------------------------------
Beatrix Mine    92.5246                     Surface             Evaporation System
----------------------------------------------------------------------------------
Beatrix Mine   352.9192                     Surface             Evaporation System
----------------------------------------------------------------------------------
     4#          0.7601                     Surface
               626.8749                     Surface

----------------------------------------------------------------------------------
Beatrix Mine  1532.9778             Surface and all minerals
----------------------------------------------------------------------------------
Beatrix Mine   608.1670           Surface and 2/5 share in all
                                            minerals
----------------------------------------------------------------------------------
Beatrix Mine    83.2941                     Surface
               282.9024                     Surface

----------------------------------------------------------------------------------

                                                                                   AREA     EQ AREA
 OPERATION       REF        TITLE            FARM           DISTRICT    PORTION    (HA)       (HA)   RIGHTS HELD  COMMENTS
--------------------------------------------------------------------------------------------------------------------------
     4#       SHM/T1/22  T23132/2001      Toulon 368        Theunissen   Farm     596.0920             Surface
--------------------------------------------------------------------------------------------------------------------------
     4#       SHM/T1/23                  Helpmekaar 47      Theunissen     3      144.1193             Surface
                                        Kleinbegin 134      Theunissen   Farm     601.6624             Surface
                                        Zondersorg 342      Theunissen    RE      366.6300             Surface
--------------------------------------------------------------------------------------------------------------------------
Beatrix Mine  SHM/T1/24               Leeuwfonteinwerft 51  Theunissen   Farm      17.7716             Surface
--------------------------------------------------------------------------------------------------------------------------

                         BEATRIX MINING VENTURES LIMITED
                                 ASSET REGISTER
                            YEAR ENDING 30 JUNE 2003

B. FREEHOLD ERVEN


   REF        TITLE             TOWNSHIP        ERF NO   EXTENT (HA)       COMMENTS
---------------------------------------------------------------------------------------
SHM/T2/01   T11110/1982         Welkom           6825      0.2386
---------------------------------------------------------------------------------------
SHM/T2/03   CRT3627/1952   Welkom(St Helena)      812      0.3181      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/04   CRT2853/1952   Welkom(St Helena)      805      0.2872
                                    "             806      0.2012
                                    "             807      0.2421
                                    "             809      0.3239
                                    "             816      0.3236
                                    "             818      0.2974
                                    "             820      0.2974
                                    "             822      0.2974
                                    "             853      0.1456      TRANSFERRED 1989
                                    "             856      0.1487      SOLD FREEGOLD
                                    "             858      0.1487      TRANSFERRED 1989
                                    "             859      0.1456      TRANSFERRED 1989
                                    "             882      0.1487
                                    "             863      0.1487
                                    "             865      0.1487      SOLD FREEGOLD
                                    "             770      0.1487
                                    "             772      0.1487
                                    "             773      0.1487      SOLD FREEGOLD
                                    "             774      0.1456
                                    "             787      0.1456
                                    "             798      0.1586
                                    "             799      0.1586
                                    "             800      0.1586
                                    "             801      0.1586
                                    "             804      0.1555
---------------------------------------------------------------------------------------
SHM/T2/06   CRT2851/1952   Welkom(St Helena)      580      0.1487
                                    "             618      0.1487
                                    "             637      0.1487      SOLD FREEGOLD
                                    "             640      0.1456
                                    "             643      0.1487
                                    "             644      0.1487      SOLD FREEGOLD
                                    "             676      0.1487
---------------------------------------------------------------------------------------
SHM/T2/08   CRT2413/1952   Welkom(St Helena)      817      0.2974
---------------------------------------------------------------------------------------
SHM/T2/09   CRT2412/1952   Welkom(St Helena)      663      0.1487
                                    "             813      0.2465
                                    "             814      0.2852      SOLD FREEGOLD
                                    "             815      0.2691
                                    "             819      0.2974
                                    "             821      0.2974
                                    "             824      0.2993
---------------------------------------------------------------------------------------
SHM/T2/10   CRT2411/1952   Welkom(St Helena)      648      0.1487      SOLD FREEGOLD
                                    "             650      0.1487
                                    "             651      0.1487      SOLD FREEGOLD
                                    "             653      0.1456      SOLD FREEGOLD
                                    "             654      0.1487
                                    "             657      0.1487
                                    "             659      0.1487      SOLD FREEGOLD
                                    "             660      0.1487      SOLD FREEGOLD
                                    "             661      0.1487      SOLD FREEGOLD
                                    "             666      0.1487      SOLD FREEGOLD
                                    "             667      0.1487      SOLD FREEGOLD
                                    "             672      0.1487      SOLD FREEGOLD
                                    "             680      0.1487      SOLD FREEGOLD
---------------------------------------------------------------------------------------

   REF        TITLE            TOWNSHIP         ERF NO   EXTENT (HA)       COMMENTS
---------------------------------------------------------------------------------------
SHM/T2/10   CRT2411/1952   Welkom(St Helena)       682     0.1754
                                   "               683     0.1487
                                   "               684     0.1487      SOLD FREEGOLD
                                   "               690     0.1487      SOLD FREEGOLD
                                   "               691     0.1487      SOLD FREEGOLD
                                   "               767     0.1487      TRANSFERRED 1988
                                   "               769     0.1487
                                   "               776     0.1487
                                   "               777     0.1487
                                   "            RE 778     0.1298      SOLD FREEGOLD
                                   "               779     0.1487
                                   "               782     0.1487      SOLD FREEGOLD
                                   "               783     0.1487
                                   "               789     0.1487
                                   "               790     0.1487      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/11   T4127/1952      Welkom(Bedelia)       2898     0.0937
                                   "              2899     0.0937
                                   "              2900     0.0937
                                   "              3001     0.1004
                                   "              3002     0.1004      SOLD FREEGOLD
                                   "              3003     0.1004
---------------------------------------------------------------------------------------
SHM/T2/12   T4128/1952      Welkom(Bedelia)       3004     0.1004      SOLD FREEGOLD
                                   "              3005     0.1004
                                   "              3006     0.1004      SOLD FREEGOLD
                                   "              3007     0.1004
                                   "              3008     0.1004
                                   "              3009     0.1004
---------------------------------------------------------------------------------------
SHM/T2/12   T4128/1952      Welkom(Bedelia)       3010     0.1004
                                   "              3012     0.1004
                                   "              3013     0.1004
                                   "              3014     0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/13   T4129/1952      Welkom(Bedelia)       3017     0.1004
                                   "              3020     0.1004
                                   "              3021     0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/14   T4130/1952      Welkom(Bedelia)       2920     0.1004
                                   "              2923     0.1004
---------------------------------------------------------------------------------------
SHM/T2/15   T4131/1952      Welkom(Bedelia)       2941     0.1004
---------------------------------------------------------------------------------------
SHM/T2/17   T4133/1952      Welkom(Bedelia)       2958     0.1004
                                   "              2964     0.1004
                                   "              2965     0.1004
---------------------------------------------------------------------------------------
SHM/T2/18   T4134/1952      Welkom(Bedelia)       2969     0.1004
                                   "              2970     0.1004      SOLD FREEGOLD
                                   "              2971     0.1004
                                   "              2972     0.1004
                                   "              3103     0.0937      SOLD FREEGOLD
                                   "              3104     0.0937
                                   "              3105     0.0937
---------------------------------------------------------------------------------------
SHM/T2/19   T4135/1952      Welkom(Bedelia)       3106     0.0937
                                   "              3131     0.1004      SOLD FREEGOLD
                                   "              3132     0.1004
                                   "              3136     0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/20   T4136/1952      Welkom(Bedelia)       3139     0.1004
                                   "              3146     0.1004      SOLD FREEGOLD
                                   "              3153     0.1004
                                   "              3155     0.1004
---------------------------------------------------------------------------------------
SHM/T2/21   T4137/1952      Welkom(Bedelia)       3159     0.1004
                                   "              3160     0.1004
                                   "              3291     0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------

                                                                    Page 2 of 23

   REF        TITLE             TOWNSHIP        ERF NO   EXTENT (HA)       COMMENTS
---------------------------------------------------------------------------------------
SHM/T2/21   T4137/1952      Welkom(Bedelia)      3294      0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/22   T4138/1952      Welkom(Bedelia)      3300      0.1004
                                   "             3302      0.1004      SOLD FREEGOLD
                                   "             3303      0.1004
                                   "             3305      0.1004      SOLD FREEGOLD
                                   "             3306      0.1004
                                   "             3310      0.1004
                                   "             3316      0.1266      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/23   T4139/1952      Welkom(Bedelia)      3317      0.1233      SOLD FREEGOLD
                                   "             3318      0.1233
                                   "             3322      0.1165
                                   "             3362      0.1004   SOLD TO FREEGOLD
                                   "             3365      0.1004
                                   "             3366      0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/24   T4140/1952      Welkom(Bedelia)      3367      0.1004
                                   "             3369      0.1004
                                   "             3370      0.1004
                                   "             3375      0.1004
                                   "             3376      0.1004
---------------------------------------------------------------------------------------
SHM/T2/25   T4141/1952      Welkom(Bedelia)      3379      0.1004
                                   "             3382      0.1004
                                   "             3383      0.1004      SOLD FREEGOLD
                                   "             3384      0.1004
                                   "             3387      0.1004
---------------------------------------------------------------------------------------
SHM/T2/26   T4142/1952      Welkom(Bedelia)      3398      0.1004
---------------------------------------------------------------------------------------
SHM/T2/27   T4143/1952      Welkom(Bedelia)      3407      0.1004
                                   "             3411      0.1004      SOLD FREEGOLD
                                   "             3412      0.1004      SOLD FREEGOLD
                                   "             3413      0.1004      SOLD FREEGOLD
                                   "             3414      0.1004
---------------------------------------------------------------------------------------
SHM/T2/28   T4144/1952      Welkom(Bedelia)      2890      0.0937
                                   "             2891      0.0937
                                   "             2897      0.0937
---------------------------------------------------------------------------------------
SHM/T2/29   T4145/1952      Welkom(Bedelia)      2979      0.1004
                                   "             2980      0.1004
                                   "             2983      0.1004      SOLD FREEGOLD
                                   "             2984      0.1004
                                   "             2986      0.1004
                                   "             2987      0.1004      SOLD FREEGOLD
                                   "             2988      0.1004      SOLD FREEGOLD
                                   "             2990      0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/30   T4146/1952      Welkom(Bedelia)      3022      0.1004      SOLD FREEGOLD
                                   "             3023      0.1004
                                   "             3025      0.1004
                                   "             3027      0.1004
                                   "             3029      0.1004      SOLD FREEGOLD
                                   "             3030      0.1004      SOLD FREEGOLD
                                   "             3032      0.1004
                                   "             3033      0.1004
---------------------------------------------------------------------------------------
SHM/T2/31   T4147/1952      Welkom(Bedelia)      3043      0.1004
                                   "             3045      0.1004      SOLD FREEGOLD
                                   "             3093      0.1071      SOLD FREEGOLD
                                   "             3096      0.1071
                                   "             3113      0.0937
                                   "             3115      0.0937
                                   "             3116      0.0937
                                   "             3118      0.0937
---------------------------------------------------------------------------------------

   REF        TITLE             TOWNSHIP        ERF NO   EXTENT (HA)       COMMENTS
---------------------------------------------------------------------------------------
SHM/T2/32   T4148/1952      Welkom(Bedelia)      3121      0.1051
                                   "             3123      0.1004
                                   "             3124      0.1004
                                   "             3125      0.1004
                                   "             3126      0.1004
                                   "             3128      0.1004
---------------------------------------------------------------------------------------
SHM/T2/34   T4150/1952      Welkom(Bedelia)      3049      0.1004
                                   "             3054      0.1004
                                   "             3055      0.1004
                                   "             3058      0.1004
                                   "             3059      0.1004
---------------------------------------------------------------------------------------
SHM/T2/35   T4151/1952      Welkom(Bedelia)      3062      0.1004      SOLD FREEGOLD
                                   "             3068      0.0937
                                   "             3069      0.0937
                                   "             3089      0.1071
                                   "             3092      0.1071
                                   "             3415      0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/36   T2286/1955      Welkom(Bedelia)      2893      0.0937      SOLD FREEGOLD
                                   "             2936      0.1004      SOLD FREEGOLD
                                   "             2977      0.1051
                                   "             2981      0.1004      SOLD FREEGOLD
                                   "             2985      0.1004      SOLD FREEGOLD
                                   "             2998      0.1004
                                   "             2999      0.1004
                                   "             3011      0.1004
---------------------------------------------------------------------------------------
SHM/T2/37   T2287/1955      Welkom(Bedelia)      3065      0.1051
                                   "             3081      0.0937      SOLD FREEGOLD
                                   "             3088      0.1071
                                   "             3101      0.0937
                                   "             3107      0.0937
                                   "             3119      0.0984      SOLD FREEGOLD
                                   "             3133      0.1004      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/38   T2288/1955      Welkom(Bedelia)      3016      0.1004
                                   "             3019      0.1004
                                   "             3028      0.1004      SOLD FREEGOLD
                                   "             3036      0.1004
                                   "             3038      0.1051      SOLD FREEGOLD
                                   "             3040      0.1004
---------------------------------------------------------------------------------------
SHM/T2/39   T2289/1955      Welkom(Bedelia)      3050      0.1004
                                   "             3056      0.1004
                                   "             3057      0.1004
                                   "             3060      0.1004
                                   "             3064      0.1051
---------------------------------------------------------------------------------------
SHM/T2/40   T5472/1955      Welkom(Bedelia)      3052      0.1004
---------------------------------------------------------------------------------------
SHM/T2/41   T3737/1955      Welkom(Bedelia)     RE 4134    0.0997
---------------------------------------------------------------------------------------
SHM/T2/43   T2272/1960      Welkom(Bedelia)      3000      0.1004
---------------------------------------------------------------------------------------
SHM/T2/44    T253/1960      Welkom(Bedelia)      3385      0.1004
---------------------------------------------------------------------------------------
SHM/T2/45   T6047/1960      Welkom(Bedelia)      2867      0.0937
                                   "             2870      0.0937
                                   "             2871      0.0937
                                   "             2872      0.0937      SOLD FREEGOLD
                                   "             2873      0.1157
                                   "             2874      0.1157
                                   "             2875      0.1157
                                   "             2876      0.1157      TRANSFERRED 1988
                                   "             3090      0.1071      SOLD FREEGOLD
                                   "             3095      0.1071
---------------------------------------------------------------------------------------

   REF        TITLE             TOWNSHIP        ERF NO   EXTENT (HA)       COMMENTS
---------------------------------------------------------------------------------------
SHM/T2/48   T3534/1961      Welkom(Bedelia)      2992      0.1435
---------------------------------------------------------------------------------------
SHM/T2/49   T4583/1965      Welkom(Bedelia)      3098      0.1071
                                   "             3099      0.1071      SOLD FREEGOLD
                                   "             3100      0.1496      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/50   T1100/1965      Welkom(Bedelia)      2864      0.1115      SOLD FREEGOLD
                                   "             3079      0.0937
---------------------------------------------------------------------------------------
SHM/T2/52   T2529/1962          Naudeville          1      0.1427
                                   "                2      0.1190
                                   "                3      0.1190
                                   "              733      0.1271
                                   "              749      0.1249      SOLD FREEGOLD
                                   "              765      0.1609      TRANSFERRED 1988
                                   "              767      0.1249      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/53   T3857/1962         Naudeville         735      0.1249
---------------------------------------------------------------------------------------
SHM/T2/54   T2778/1965         Naudeville         736      0.1249
                                   "              737      0.1309      SOLD FREEGOLD
                                   "              763      0.1249
---------------------------------------------------------------------------------------
SHM/T2/55   T3316/1965         Naudeville         788      0.1249
                                   "              782      0.1249      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/56   T5230/1962      Welkom(Bedelia)      2975      0.1051      SOLD FREEGOLD
                                   "             2993      0.1435      SOLD FREEGOLD
                                   "             2917      0.1051      SOLD FREEGOLD
                                   "             2903      0.1560
                                   "             2904      0.1560
                                   "             2905      0.1560
                                   "             2906      0.1560
                                   "              527      0.1456
---------------------------------------------------------------------------------------
SHM/T2/57   T3097/1966         Naudeville         761      0.1249      SOLD FREEGOLD
                                   "              771      0.1249
                                   "              773      0.1249      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/58   T9551/1975         Naudeville         538      0.0854      SOLD FREEGOLD
                                   "              539      0.0854      SOLD FREEGOLD
                                   "              540      0.0854      SOLD FREEGOLD
                                   "              541      0.0854
                                   "              544      0.0854
                                   "              545      0.0854
                                   "              549      0.1164
                                   "              551      0.1017      SOLD FREEGOLD
                                   "              553      0.0854      SOLD FREEGOLD
                                   "              558      0.0854      SOLD FREEGOLD
                                   "              558      0.0854
                                   "              560      0.0854      SOLD FREEGOLD
                                   "              561      0.0854
                                   "              563      0.0973
                                   "              568      0.0882      SOLD FREEGOLD
                                   "              577      0.0833      SOLD FREEGOLD
                                   "              580      0.0833      TRANSFERRED 1988
                                   "              581      0.0937      SOLD FREEGOLD
                                   "              582      0.0937      SOLD FREEGOLD
                                   "              583      0.0937      SOLD FREEGOLD
                                   "              789      0.1393      SOLD FREEGOLD
                                   "              790      0.1249      SOLD FREEGOLD
                                   "              794      0.1011
                                   "              797      0.1249      SOLD FREEGOLD
                                   "              799      0.1239
                                   "              800      0.0965      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/61   T15186/1981        Naudeville         798      0.1393      SOLD FREEGOLD
---------------------------------------------------------------------------------------
SHM/T2/62   T4568/1982         Naudeville         413      0.0876
---------------------------------------------------------------------------------------

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